SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

Ascential Software Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy
Filed on April 18, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 17, 2003

10:00 a.m.

To the Stockholders of Ascential Software Corporation:

      Notice is hereby given that the 2003 Annual Meeting of Stockholders of Ascential Software Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, June 17, 2003, at 10:00 a.m., local time, at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760, for the following purposes:

1.	To elect one director to Class I of the Company’s Board of Directors to serve until the expiration of his term or until his successor is duly qualified and elected or appointed, as more fully described in the Proxy Statement accompanying this Notice;

2.	To authorize the Board of Directors, in its discretion, to amend the Company’s Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding shares of Common Stock (as defined below) at any time prior to the next annual meeting of stockholders, as more fully described in the Proxy Statement accompanying this Notice;

3.	To approve an amendment to the Company’s 1997 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares of Common Stock authorized for issuance under the ESPP from 8,000,000 to 9,000,000 (without giving effect to the proposed Reverse Split), as more fully described in the Proxy Statement accompanying this Notice;

4.	To approve an amendment to the Company’s 1994 Stock Option and Award Plan (the “1994 Plan”) (i) prohibiting repricing of options issued under the 1994 Plan, (ii) increasing the number of shares of Common Stock authorized for issuance under the 1994 Plan from 24,000,000 to 33,000,000 (without giving effect to the proposed Reverse Split), and (iii) providing for the issuance of restricted stock in lieu of performance shares, as more fully described in the Proxy Statement accompanying this Notice;

5.	To approve an amendment to the Company’s 1989 Outside Directors Stock Option Plan (the “Director Plan”) increasing the number of shares of Common Stock authorized for issuance under the Director Plan from 1,600,000 to 2,600,000 (without giving effect to the proposed Reverse Split), as more fully described in the Proxy Statement accompanying this Notice; and

6.	To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003, as more fully described in the Proxy Statement accompanying this Notice; and

7.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of Common Stock of the Company at the close of business on April 24, 2003 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. To assure that holders of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), are represented at the meeting, however, such holders are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. HOLDERS OF COMMON STOCK MAY REVOKE THEIR PROXIES IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE THEY HAVE BEEN VOTED AT THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By Order of the Board of Directors

ASCENTIAL SOFTWARE CORPORATION

Scott N. Semel
Secretary

Westborough, Massachusetts

May 5, 2003

PROPOSAL ONE ELECTION OF DIRECTOR
Summary Compensation Table
Option Grants in Fiscal Year 2002
Aggregate Option Exercises in Fiscal Year 2002 and Fiscal Year 2002 Option End Values
Equity Compensation Plan Information
Equity Compensation Plans Not Approved by Stockholders
PROPOSAL TWO - APPROVAL OF CHARTER AMENDMENT EFFECTING REVERSE STOCK SPLIT
PROPOSAL THREE - APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL FOUR - APPROVAL OF AMENDMENT TO 1994 STOCK OPTION AND AWARD PLAN
PROPOSAL FIVE - APPROVAL OF AMENDMENT TO 1989 OUTSIDE DIRECTORS STOCK OPTION PLAN
PROPOSAL SIX - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
OTHER MATTERS
Appendix A
Appendix B
Appendix C
Appendix D
Appendix E

ASCENTIAL SOFTWARE CORPORATION

50 WASHINGTON STREET
WESTBOROUGH, MASSACHUSETTS 01581

PROXY STATEMENT

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Ascential Software Corporation, a Delaware corporation (the “Company”), for use at the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 17, 2003, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). The Annual Meeting will be held at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760. The Company’s principal executive offices are located at 50 Washington Street, Westborough, Massachusetts 01581, and its telephone number at that address is (508) 366-3888.

      The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, are expected to be mailed on or about May 5, 2003 to all stockholders entitled to vote at the Annual Meeting.

Voting by and Revocability of Proxies

      All proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement.

      Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the General Counsel of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing or transmitting a later dated proxy relating to the same shares and delivering it to the General Counsel of the Company at or before the taking of the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Ascential Software Corporation at 50 Washington Street, Westborough, Massachusetts 01581, Attention: General Counsel, or hand-delivered to the Company’s General Counsel at or before the taking of the vote at the Annual Meeting.

Votes Required and Board of Directors’ Recommendation

      The holders of record of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), at the close of business on April 24, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding and entitled to vote                                shares of Common Stock.

      A quorum of stockholders is necessary to hold a valid annual meeting. Under the Company’s Second Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if a majority of the shares of the Company’s stock entitled to vote at the Annual Meeting are present in person or represented by proxy.

For purposes of determining the presence or absence of a quorum, votes withheld, abstentions and “broker non-votes” (where a broker or nominee does not exercise discretionary authority to vote on a matter) will be counted as present. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and voting on the matter is required for the election of the Class I director. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to authorize the Board of Directors, in its discretion, to amend the Company’s Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split of the Company’s issued and outstanding shares of Common Stock. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is required to approve (i) the amendment to the ESPP, (ii) the amendment to the 1994 Plan, (iii) the amendment to the Director Plan, and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

      The Board of Directors has unanimously approved ALL of the matters submitted to stockholders in this Proxy Statement and recommends that stockholders vote FOR each such matter.

Abstentions and Broker Non-Votes

      Shares that abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of voting with respect to (i) the election of the Class I director, which requires a plurality of the shares of Common Stock present in person or represented by proxy and voting on the matter; (ii) the amendment to the ESPP, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter; (iii) the amendment to the 1994 Plan, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter; (iv) the amendment to the Director Plan, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter; and (v) the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes, however, will have the effect of a negative vote with respect to the authorization of the Board of Directors, in its discretion, to amend the Company’s Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split of the Company’s issued and outstanding shares of Common Stock because approval of this proposal requires the affirmative vote of two-thirds of all outstanding shares of Common Stock.

Solicitation of Proxies

      The expense of soliciting proxies in the enclosed form will be borne by the Company. The Company has retained Morrow and Company, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $8,500 plus expenses. In addition, the Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and employees, personally or by telephone, telegram, facsimile or other means of communication. No additional compensation will be paid for such services.

Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting

      Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received no later than January 13, 2004 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

      Under the Company’s Second Amended and Restated Bylaws, proposals of stockholders intended to be submitted for a formal vote at the 2004 Annual Meeting of Stockholders (other than proposals intended to be included in the Company’s proxy statement and form of proxy in accordance with Rule 14a-8 promulgated under the Exchange Act) may be made only by a stockholder who has given written notice of the proposal to the Secretary of the Company at its principal executive offices not less than 120 days prior to the date of the 2004 Annual Meeting of Stockholders.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Company’s Vice President, Investor Relations, Ascential Software Corporation, 50 Washington Street, Westborough, Massachusetts 01581, (508) 366-3888. Any stockholder who wishes to receive separate copies of the Annual Report to Stockholders and Proxy Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Vice President, Investor Relations of the Company at the above address or phone number.

Electronic Voting

      Any stockholder who owns shares of Common Stock of record may authorize the voting of its shares over the Internet at www.eproxyvote.com/ascl or telephonically by calling 1-877-PRX-VOTE (1-877-779-8683) and by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet or by telephone must be received by 11:59 p.m. on June 16, 2003.

      If a stockholder owns shares held in “street name” by a bank or brokerage firm, the stockholder’s bank or brokerage firm will provide a vote instruction form to the stockholder with this Proxy Statement that may be used to direct how the shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by the stockholder’s bank or brokerage firm on the vote instruction form.

Direct Registration of Stock

      The Company has recently instituted direct registration of Common Stock. This means that all shares of Common Stock recorded on the books of the Company’s transfer agent may be represented and tracked electronically, in “book-entry” form. A stockholder retains full ownership over its shares, without having to hold a stock certificate. Under direct registration, a stockholder would be issued an account number and receive statements detailing the stockholder’s account activity and share balance. Shares held in book-entry form retain the traditional rights and privileges of shares held in certificate form. The stockholder would receive all corporate communications, annual reports and proxy materials directly from the Company. Book-entry ownership may also allow convenient electronic share transactions and in certain instances may lead to cost reductions. The stockholder may, in fact, sell its book-entry shares directly through the Company’s transfer agent, EquiServe Trust Company, N.A. Direct registration is not mandatory; shares may still be held in traditional paper certificate form. Any stockholder with questions about this program should contact EquiServe Trust Company, N.A., at (800) 935-9330, or www.equiserve.com.

PROPOSAL ONE

ELECTION OF DIRECTOR

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the Class I Nominee (as defined below) and recommends that the stockholders vote FOR the election of the Class I Nominee.

      The Company’s Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Except for directorships relating to the rights of the holders of preferred stock, if any, and vacancies in such directorships, vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is duly qualified and elected or until such director’s death, resignation or removal.

      There are currently five members of the Board of Directors. Class I presently consists of one director whose three-year term expires as of this Annual Meeting. Class II presently consists of two directors who are serving three-year terms expiring in 2004. Class III presently consists of two directors who are serving three-year terms expiring in 2005. At each annual meeting of stockholders, directors elected to succeed those in the class whose terms expire will be elected for three-year terms so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is duly qualified and elected, or until any such director’s death, resignation or removal.

      One Class I director is to be elected at this Annual Meeting to serve a three-year term expiring in 2006. The Board of Directors, upon recommendation by the Corporate Governance Committee, has nominated John J. Gavin, Jr. for election to the Class I board seat (the “Class I Nominee”). Shares represented by the accompanying proxy will be voted for the Class I Nominee unless the proxy is marked in such a manner as to withhold authority to so vote. If the Class I Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that the Class I Nominee will be unable or will decline to serve as a director.

      The name of the Class I Nominee and the Company’s other current directors and certain information about them as of February 15, 2003 are set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under the heading “Security Ownership of Management and Certain Beneficial Owners.”

			Director	Expiration of Term
Name of Director	Age	Position(s) with the Company	Since	at Annual Meeting

Class I Director
*John J. Gavin, Jr.(1)(2)	47	Director	2001	2003
Class II Directors
David J. Ellenberger(1)(3)	47	Director	2002	2004
William J. Weyand(3)	58	Director	2002	2004
Class III Directors
Peter Gyenes	57	Chairman and CEO	2000	2005
Robert M. Morrill(1)(2)	65	Director	2000	2005

*	Nominee for Class I Director

(1)	Member of Audit Committee. John J. Gavin, Jr. serves as the Chairman of the Audit Committee.

(2)	Member of Corporate Governance Committee.

(3)	Member of Compensation Committee. William J. Weyand serves as the Chairman of the Compensation Committee.

      John J. Gavin, Jr. has served as a member of the Company’s Board of Directors since October 2001. From February 2000 through December 2001, Mr. Gavin served as the Senior Vice President and Chief Financial Officer of Cambridge Technology Partners, which was acquired by Novell, Inc. Prior to his work at Cambridge Technology Partners, Mr. Gavin spent twelve years at Data General Corporation rising through the financial organization to Vice President and Chief Financial Officer. Mr. Gavin also spent ten years at Price Waterhouse in various accounting and audit positions including serving as Senior Manager in charge of multi-national audits. Mr. Gavin earned a B.S. degree at Providence College and is a certified public accountant.

      David J. Ellenberger has served as a member of the Company’s Board of Directors since January 2002. Mr. Ellenberger currently serves as the Chief Executive Officer of 170 Systems, Inc., a provider of software that cost reduces a company’s core business processes by digitally capturing all relevant information and streamlining existing work flows. Until January 2003, Mr. Ellenberger served as Chief Executive Officer of Vividon Inc., a leading provider of Internet infrastructure devices for high-volume streaming media applications, which he joined in August 2000. Before joining Vividon, from November 1998 through February 2000, Mr. Ellenberger served as President and Chief Operating Officer of DataSage Inc., a leading provider of e-marketing and personalization applications, where he completed the sale of the company to Vignette Corporation, a provider of content management and portal solutions. Mr. Ellenberger served as a Vice President of Vignette on a transitional basis from February 2000 through August 2000. Mr. Ellenberger began his career at Bell Laboratories and, prior to his tenure at DataSage, served for more than ten years at Data General Corporation in progressive leadership and general management positions for the Eclipse, AViiON and NT Business Units. Mr. Ellenberger holds an M.B.A. degree from the University of Chicago, an M.S. degree in Computer Engineering from Stanford University and a B.S.E.E. degree from Iowa State University.

      William J. Weyand has served as a member of the Company’s Board of Directors since July 2002. Mr. Weyand is currently the acting Chief Executive Officer of Pavilion Technologies, Inc., a provider of real-time enterprise optimization software, which he joined in January 2003. Prior to that time, Mr. Weyand, from May 1997 to November 2001, served as the Chairman and Chief Executive Officer of Structural Dynamics Research Corporation (SDRC), a leading provider in Enterprise Product Lifecycle Management Solutions. Mr. Weyand completed the sale of SDRC to Electronic Data Systems (EDS) in August 2001. Before joining SDRC, Mr. Weyand served as Executive Vice President of Measurex Corporation, a leader in process optimization systems. Prior to his tenure at Measurex, Mr. Weyand served in senior sales and marketing management positions at Cygnet Systems, Inc., Avco Corporation and Chomerics. Mr. Weyand holds a B.B.A. degree in marketing from Nichols College, presently serves on the Boards of Manufacturers’ Services Limited, Riverstone Networks, Inc., Pavilion Technology, Inc. and the Ohio River Valley Chapter of the Arthritis Foundation, and is a trustee of Nichols College.

      Peter Gyenes has served as the Chairman and Chief Executive Officer of the Company since July 2000. Mr. Gyenes has more than 30 years of experience in sales, marketing and general management positions within the computer systems and software industry. Prior to the Company’s acquisition of Ardent Software, Inc. (“Ardent”) in March 2000, he was chairman, president and Chief Executive Officer of Ardent, which he joined in May 1996. Before joining Ardent, he was president and Chief Executive Officer of Racal InterLan, Inc. Previously, Mr. Gyenes served in executive sales, marketing, and general management positions at Prime Computer Inc., Encore Computer and Data General Corporation. Earlier in his career, Mr. Gyenes held technical positions with Xerox Data Systems and IBM. He serves on the boards of Applix Computer Systems, Concerto Software, the Massachusetts Software and Internet Council and ViryaNet Ltd. Mr. Gyenes received a B.A. degree in Mathematics and an M.B.A. degree from Columbia University.

      Robert M. Morrill has served as a member of the Company’s Board of Directors since March 2000. Since 1991, Mr. Morrill has been the general partner of Morrill Associates, L.P. Mr. Morrill was a private investor in Ardent since 1984. Mr. Morrill was Chairman of the Board of Ardent from 1984 until March 1997 and Chief Executive Officer and President of Ardent from March 1996 to March 1997. Mr. Morrill has served on numerous private and public company boards over the past 15 years. He holds a B.A. degree in liberal arts from Ohio Wesleyan University where he serves as a member of the Board of Trustees.

      There is no family relationship among any of the directors or executive officers of the Company.

Board and Committee Meetings

      The Company’s Board of Directors held 10 meetings during the year ended December 31, 2002. No incumbent director during 2002 attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which such person was a director and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served during the period such person served. The Board of Directors has standing Audit, Compensation and Corporate Governance Committees.

      The members of the Audit Committee during 2002 were David J. Ellenberger, John J. Gavin, Jr., Robert M. Morrill and Thomas A. McDonnell (who resigned from the Board of Directors and the Audit Committee on January 18, 2002). The Audit Committee held 8 meetings during 2002. The purposes of the Audit Committee are: (i) to oversee the Company’s financial reporting process on behalf of the Board of Directors and review with the Company’s management and its independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit and suggestions of the independent accountants for improvements in accounting procedures; (ii) to appoint the Company’s independent accountants; and (iii) to provide such additional information as the Audit Committee may deem necessary in order to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

      The members of the Compensation Committee during 2002 were David J. Ellenberger, James L. Koch (who resigned from the Board of Directors and Compensation Committee on July 8, 2002), Thomas A. McDonnell (who resigned from the Board of Directors and the Compensation Committee on January 18, 2002) and William J. Weyand, commencing July 8, 2002. The Compensation Committee held 3 meetings during 2002. The purposes of the Compensation Committee are: (i) to review and approve the compensation to be paid or provided to certain of the Company’s executive officers and (ii) to administer the 1994 Plan, the Director Plan, the ESPP, the Company’s 1997 Non-Statutory Stock Option Plan, and the Company’s 1998 Non-Statutory Stock Option Plan (the “1998 Plan”). The Compensation Committee has delegated authority to administer the 1994 Plan and the 1998 Plan to a Stock Option Committee of which the Company’s Chairman of the Board of Directors and Chief Executive Officer, Peter Gyenes, is the sole member. The Company’s Chairman of the Board of Directors and Chief Executive Officer participates in all discussions regarding the compensation and performance of certain executives of the Company but is excluded from discussions regarding his own compensation.

      The members of the Corporate Governance Committee during 2002 were John J. Gavin, Jr. and Robert M. Morrill. The Corporate Governance Committee did not hold any meetings during 2002. The Corporate Governance Committee assumed prior responsibilities of the Company’s Nominating Committee, which was comprised of the same members. The Corporate Governance Committee may consider the names and qualifications of candidates for the Board of Directors submitted by stockholders in accordance with the procedures set forth in the Company’s Second Amended and Restated Bylaws and described above under the heading “Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting.” The purposes of the Corporate Governance Committee are: (i) to identify individuals qualified to become members of the Board of Directors; (ii) to recommend to the Board of Directors the persons to be nominated by the Board of Directors for election as directors at the annual or any special meeting of stockholders; (iii) to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and (iv) to oversee the evaluation of the Board of Directors.

Director Compensation

      Employee directors do not receive any additional compensation for serving as a director. For 2002, the Company paid each non-employee director a quarterly fee of $5,000 and an additional fee of $1,000 for each board meeting attended. In addition, members of the Audit Committee and Compensation Committee received $1,000 for each committee meeting attended and the chairmen of the Audit and Compensation Committees received an additional annual fee of $5,000. Members of the Corporate Governance Committee do not receive additional compensation for their attendance at committee meetings. For 2003, outside directors will receive a quarterly fee of $5,000, an additional fee of $1,000 for each board meeting attended and an additional fee of $1,000 for each Audit Committee or Compensation Committee meeting attended. The Chairmen of the Audit and Compensation Committees will each receive an additional annual fee of $5,000. The Company reimburses each director, whether or not an employee, for out-of-pocket expenses, including travel expenses, incurred in connection with attending board and committee meetings. Each director is also eligible to participate in the Company’s medical, dental and vision benefits plans. In 2002, Mr. Morrill participated in all three plans, and no other director elected to participate. The Company paid all of Mr. Morrill’s premium costs for such plans, which totaled $9,083 in 2002. The cost of premiums for such plans for 2003 is expected to be approximately $10,300.

      The Director Plan provides for the grant of options to non-employee directors pursuant to an automatic, non-discretionary grant mechanism. Directors are automatically granted an option to purchase 20,000 shares of Common Stock upon initial election to the Board of Directors and an additional option to purchase 15,000 shares of Common Stock annually thereafter. Each such option is granted at the fair market value of Common Stock on the date of grant. Because directors serve three year terms, options granted under the Director Plan become exercisable over three years with one-third of the shares vesting on each anniversary of the grant date.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 15, 2003 by: (i) each director of the Company; (ii) the Company’s chief executive officer; (iii) the Company’s three other executive officers as of December 31, 2002 whose salary and bonus for 2002 exceeded $100,000 (the individuals specified in subsections (ii) and (iii) hereof are referred to herein as the “Named Executive Officers”); and (iv) all directors and current executive officers of the Company as a group.

      Information with respect to beneficial ownership is based upon information furnished by each director and executive officer or contained in filings made with the Securities and Exchange Commission (the “SEC”). Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Shares of Common Stock subject to options or warrants that are presently exercisable or exercisable within 60 days of February 15, 2003 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of beneficial ownership of such person but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

		Percentage of
	Number of Shares	Common Stock
Name of Beneficial Owner	Beneficially Owned	Outstanding(1)

Peter Gyenes(2)	3,182,463	1.4%
Robert M. Morrill(3)	1,316,384	*
John J. Gavin, Jr.(4)	6,667	*
David J. Ellenberger(5)	6,667	*
William J. Weyand	—	*
Peter Fiore(6)	1,103,987	*
Robert C. McBride(7)	161,492	*
Scott N. Semel(8)	58,441	*
All directors and current executive officers as a group (8 people)(9)	5,836,101	2.5%

*	Less than 1%.

(1)	The percentage of ownership for each person listed in the table above is based on 231,474,726 shares of Common Stock outstanding as of February 15, 2003, together with applicable options or warrants for such person.

(2)	Includes 2,918,500 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Gyenes is the Chairman of the Company’s Board of Directors and the Chief Executive Officer of the Company.

(3)	Includes 665,719 shares of Common Stock held in trust for the benefit of Mr. Morrill’s children. Mr. Morrill and his wife each serve as trustee over such trusts, and Mr. Morrill has shared voting and shared investment power over the shares held therein. Also includes 650,665 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Morrill is a member of the Company’s Board of Directors.

(4)	Includes 6,667 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Gavin is a member of the Company’s Board of Directors.

(5)	Includes 6,667 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Ellenberger is a member of the Company’s Board of Directors.

(6)	Includes 1,080,835 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Fiore is the President of the Company.

(7)	Includes 150,000 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. McBride is the Vice President and Chief Financial Officer of the Company.

(8)	Includes 54,687 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003. Mr. Semel is the Vice President, General Counsel and Secretary of the Company.

(9)	Includes 4,868,021 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 15, 2003.

Executive Compensation

Summary Compensation Table

      The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during each of the years ended December 31, 2002, 2001 and 2000, respectively, by each of the Named Executive Officers.

      Peter Gyenes, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and Peter Fiore, the Company’s President, each voluntarily reduced their respective annual salaries to $375,000, effective May 1, 2002.

						Long-Term
						Compensation
			Annual Compensation(1)			Awards

					Other	Securities
	Fiscal				Annual	Underlying	All Other
Name and Principal Position	Year		Salary	Bonus	Comp.	Options/SARs(#)	Compensation

Peter Gyenes	2002	(4)	$450,000	$300,000		2,000,000	$52,238	(5)
Chairman of the Board	2001		600,000	—		1,000,000	927,171	(5)
of Directors and Chief Executive Officer	2000		393,746	150,000		1,530,000	877,866	(5)
Peter Fiore	2002	(4)	445,673	200,000		800,000	124,912	(6)
President	2001		591,667	—		600,000	196,892	(6)
	2000		325,480	125,000		750,000	155,780	(6)
Robert C. McBride(2)	2002		250,000	100,000		350,000	5,982	(7)
Vice President and	2001		131,731	—		400,000	53,661	(7)
Chief Financial Officer	2000		—	—		—	—
Scott N. Semel(3)	2002		225,000	100,000		425,000	810	(8)
Vice President, General	2001		74,359	—		125,000	263	(8)
Counsel and Secretary	2000		—	—		—	—

(1)	Other than the salary, bonus and other compensation described herein, the Company did not pay any of the Named Executive Officers any fringe benefits, perquisites or other compensation in excess of 10% of such Named Executive Officer’s salary and bonus during 2002, 2001 or 2000.

(2)	Mr. McBride joined the Company in June 2001. Accordingly, Mr. McBride received no reportable income from the Company for 2000.

(3)	Mr. Semel joined the Company in August 2001. Accordingly, Mr. Semel received no reportable income from the Company for 2000.

(4)	Peter Gyenes, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and Peter Fiore, the Company’s President, each voluntarily reduced their respective annual salaries to $375,000, effective May 1, 2002.

(5)	Includes $875,000 of retention payments for each of 2001 and 2000 paid to Mr. Gyenes pursuant to Mr. Gyenes’s July 2000 employment arrangement with the Company; $46,152 in accrued vacation payments in 2002; $46,154 in accrued payments in 2001 in connection with the discontinued sabbatical program formerly maintained by Informix Corporation; $2,500 in matching contributions under the Company’s 401(k) plan in both 2002 and 2001; and $2,322, $2,322 and $1,140 in group life insurance premiums paid by the Company in 2002, 2001 and 2000, respectively. Also includes $1,264, $1,195 and $1,726 in taxable income in 2002, 2001 and 2000, respectively, associated with the premiums paid by the Company during the year on an insurance policy on the life of the executive purchased in connection with a split dollar agreement. The policy is a whole life policy, assumed by the Company through its acquisition of Ardent. Pursuant to the arrangement, the executive may borrow against the excess cash surrender value of his policy over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the executive. Following the passage of the Sarbanes-Oxley Act of 2002, the

Company has ceased paying premiums on such policies held by its executive officers. The Company has no plans to expand these split dollar arrangements or offer similar arrangements to additional executive officers or employees.

(6)	Includes $155,000 of retention payments for each of 2001 and 2000 due to Mr. Fiore pursuant to Mr. Fiore’s July 2000 employment arrangement with the Company; $50,479 in accrued vacation payments in 2002, $38,462 in accrued payments in 2001 in connection with the discontinued sabbatical program formerly maintained by Informix Corporation; $2,500 in matching contributions under the Company’s 401(k) plan in both 2002 and 2001; and $810, $540 and $270 in group life insurance paid by the Company in 2002, 2001 and 2000, respectively. Also includes $446, $390 and $510 in taxable income in 2002, 2001 and 2000, respectively, associated with the premiums paid by the Company during the year on an insurance policy on the life of the executive purchased in connection with a split dollar agreement. The policy is a whole life policy, assumed by the Company through its acquisition of Ardent. Pursuant to the arrangement, the executive may borrow against the excess cash surrender value of his policy over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the executive. Following the passage of the Sarbanes-Oxley Act of 2002, the Company has ceased paying premiums on such policies held by its executive officers. As a result, the Company paid or committed to pay Mr. Fiore the amount of $70,677 which, after the impact of payroll taxes, represented the amount of the annual premium on his split dollar life insurance policy. The Company will not be entitled to be reimbursed for this payment. The amount of $70,677 is included as “All Other Compensation.” The Company has no plans to offer similar arrangements to additional executive officers or employees.

(7)	Includes a $50,000 sign-on payment in 2001 that was paid by the Company pursuant to Mr. McBride’s June 2001 employment arrangement with the Company; $2,500 in matching contributions under the Company’s 401(k) plan in both 2002 and 2001; and $2,322 and $1,161 in group life insurance paid by the Company in 2002 and 2001, respectively, and $1,160 in payments made during 2002 in exchange for Mr. McBride declining to participate in the Company’s health insurance plans.

(8)	Includes $810 and $263 in group life insurance paid by the Company in 2002 and 2001, respectively.

Option Grants in Fiscal Year 2002

      The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2002.

	Individual Grants
						Potential Realizable Values
	Number of		Percent of			at Assumed Annual Rates of
	Securities		Total Options			Stock Price Appreciation for
	Underlying		Granted to	Exercise		Option Term(1)
	Options		Employees in	Price Per	Expiration
Name	Granted		Fiscal 2002(2)	Share(3)	Date	5%	10%

Peter Gyenes	500,000	(4)	5.29%	$3.28	4/29/2012	$1,031,387	$2,613,738
	250,000	(5)	2.64	1.66	10/17/2012	260,991	661,403
	250,000	(5)	2.64	1.66	10/17/2012	260,991	661,403
	1,000,000	(5)	10.58	2.40	12/31/2012	1,509,347	3,824,982
Peter Fiore	300,000	(4)	3.17	3.28	4/29/2012	618,832	1,568,243
	200,000	(4)	2.12	2.40	12/31/2012	301,869	764,996
	300,000	(5)	3.17	2.40	12/31/2012	452,804	1,147,495
Robert C. McBride	150,000	(4)	1.59	2.89	6/18/2012	272,626	690,887
	200,000	(4)	2.12	2.40	12/31/2012	301,869	764,996
Scott N. Semel	25,000	(4)	0.26	4.94	1/15/2012	77,668	196,827
	150,000	(4)	1.59	2.89	6/18/2012	272,626	690,887
	250,000	(4)	2.64	2.40	12/31/2012	377,337	956,245

(1)	Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth.

(2)	Based on options to acquire 9,454,990 shares granted to employees of the Company during 2002.

(3)	Options were granted at an exercise price equal to fair market value of the Common Stock on the date of grant as reported on the NASDAQ National Market (“NASDAQ”). The exercise price may be paid in cash, check, by delivery of already owned shares of Common Stock subject to certain conditions or, subject to the provisions of the Sarbanes-Oxley Act, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(4)	Represents options granted under the 1994 Plan. Such options vest as to 25% of outstanding options after the first year and in 36 equal monthly installments thereafter.

(5)	Represents options granted under the 1998 Plan. Such options vest as to 25% of outstanding options after the first year and in 36 equal monthly installments thereafter.

Aggregate Option Exercises in Fiscal Year 2002 and Fiscal Year 2002 Option End Values

      The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the year ended December 31, 2002 and stock options held as of December 31, 2002 by the Named Executive Officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		December 31, 2002		December 31, 2002(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Peter Gyenes	—	—	2,773,917	3,298,230	$68,359	$370,000
Peter Fiore	—	—	1,001,668	1,510,418	$16,716	—
Robert C. McBride	—	—	116,666	633,334	—	—
Scott N. Semel	—	—	36,458	513,542	—	—

(1)	Based on the closing sales price of $2.40 of the underlying securities as of December 31, 2002, as reported on NASDAQ, minus the exercise price.

Equity Compensation Plan Information

      The following table provides information about Common Stock authorized for issuance under the Company’s equity compensation plans as of December 31, 2002:

			Number of securities
			remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights(1)	warrants and rights	column(a))(2)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	12,927,574	$5.05	9,463,379 (3)
Equity compensation plans not approved by security holders	9,437,516	$3.67	12,297,275
Total	22,365,090	$4.46	21,760,654

(1)	This table excludes an aggregate of 6,450,715 shares issuable upon exercise of outstanding options assumed by the Company in connection with various acquisition transactions. The weighted average exercise price of the excluded options is $4.05.

(2)	In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2002, 1,600,000 shares under the 1994 Plan may be used for the award of performance shares.

(3)	Includes 1,132,626 shares issuable under the Company’s 1997 Employee Stock Purchase Plan as of December 31, 2002.

Equity Compensation Plans Not Approved by Stockholders

      Presently, the Company grants stock option awards under two equity compensation plans that are not approved by the stockholders — the 1997 Non-Statutory Stock Option Plan (the “1997 Plan”) and the 1998 Non-Statutory Stock Option Plan (the “1998 Plan”). The following descriptions of the material terms of the plans are qualified in their entirety by reference to the 1997 Plan and the 1998 Plan.

1997 Non-Statutory Stock Option Plan

     General

      In July 1997, the Board of Directors adopted the 1997 Plan for the purposes of granting nonstatutory stock option awards to attract and retain the best available personnel for positions of substantial responsibility, providing additional incentives to employees and promoting the success of the Company’s business. Under the 1997 Plan, the Company is currently authorized to grant nonstatutory stock options to purchase an aggregate of 1,700,000 shares of Common Stock.

      The 1997 Plan is administered by a committee of the Board of Directors (the “Committee”). The members of the Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the Committee is made up of the members of the Company’s Compensation Committee.

      Subject to the terms of the 1997 Plan, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1997 Plan. The Committee may, among other things, determine the per share exercise price of options granted, the term of the option and the vesting period and the acceptable form of payment upon exercise of an option. All determinations and interpretations of the Committee are final and binding on the holders of options granted under the 1997 Plan.

     Eligibility

      The 1997 Plan provides that nonstatutory stock options may be granted to employees (including officers and directors who are also employees) and consultants (including advisors) of the Company and its subsidiaries; provided, however, that options may only be granted to officers and employee directors of the Company as an inducement essential to their entering into an employment contract with the Company.

     Amendment and Termination

      The Board of Directors may, in its discretion, amend, alter, suspend or terminate the 1997 Plan or any part of it; however, no such amendment, alteration, suspension or termination may impair the rights of any optionholder without the consent of the optionholder. The 1997 Plan is effective for a term of 10 years and will terminate on July 22, 2007, unless terminated earlier by the Board of Directors.

     Changes in Capital Structure

      In the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar event, the number of shares authorized for issuance under the 1997 Plan, the outstanding options and the exercise price of such options will be proportionately adjusted.

      In the event of a dissolution or liquidation, the Committee, in its discretion, may accelerate the vesting of then-unvested options until 10 days prior to such transaction. In the event of any merger or asset sale, outstanding options shall be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume the options, the options shall fully vest and become exercisable.

1998 Non-Statutory Stock Option Plan

     General

      In July 1998, the Board of Directors adopted the 1998 Plan for the purposes of granting nonstatutory stock option awards to attract and retain the best available personnel for positions of substantial responsibility, providing additional incentive to employees and consultants and promoting the success of the Company’s business. Under the 1998 Plan, the Company is currently authorized to grant nonstatutory stock options to purchase an aggregate of 20,500,000 shares of Common Stock.

      The 1998 Plan is presently administered by a committee of the Board of Directors (the “Committee”). The members of the Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the Compensation Committee administers the 1998 Plan. The Compensation Committee has delegated authority to administer the 1998 Plan to a Stock Option Committee of which the Company’s Chairman of the Board of Directors and Chief Executive Officer, Peter Gyenes, is the sole member. The Stock Option Committee has the authority to select the employees, other than officers and directors, to whom options may be granted under the 1998 Plan.

      Subject to the terms of the 1998 Plan, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1998 Plan. The Committee may, among other things, determine the per share exercise price of options granted, the term of the option and the vesting period and the acceptable form of payment upon exercise of an option. All determinations and interpretations of the Committee are final and binding on the holders of options granted under the 1998 Plan.

     Eligibility

      The 1998 Plan provides that nonstatutory stock options may be granted to employees (including officers) and consultants (including advisors).

     Amendment and Termination

      The Board of Directors may, in its discretion, amend, alter, suspend or terminate the 1998 Plan or any part it; however, no such amendment, alteration, suspension or termination shall impair the rights of any optionholder without the consent of the optionholder. The 1998 Plan is effective for a term of 10 years and will terminate on July 17, 2008, unless terminated earlier by the Board of Directors.

     Changes in Capital Structure

      In the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar event, the number of shares authorized for issuance under the 1998 Plan, the outstanding options and the exercise price of such options will be proportionately adjusted.

      In the event of any merger, direct or indirect purchase, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company, all obligations of the Company under the

1998 Plan, with respect to the options granted under the 1998 Plan, shall be binding on any successor to the Company.

Report of the Compensation Committee of the Board of Directors

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company and the compensation plans and the specific compensation levels for senior executives, including the Company’s Chief Executive Officer.

     General Compensation Philosophy

      The primary objectives of the Company’s executive compensation policies include the following:

•	to attract, motivate and retain a highly qualified executive management team;

•	to link executive compensation to the Company’s financial performance as well as to defined individual management objectives established by the Compensation Committee with the recommendations of the Company’s Chief Executive Officer;

•	to compensate competitively with the practices of technology companies that are determined, to the extent practicable, to be similarly situated, or that represent likely sources of, or competitors for, the Company’s executive talent (“Comparison Companies”);

•	to create incentives designed to enhance stockholder value;

•	to review the performance of the Company’s Chief Executive Officer and the other executive officers of the Company; and

•	to review the reasonableness of compensation paid to the Company’s Chief Executive Officer and the other executive officers of the Company, as well as how the Company’s overall compensation levels compare to that paid by Comparison Companies.

      The Company competes in very aggressive and dynamic industries and, as a result, believes that hiring, motivating and retaining quality employees, particularly senior management, sales personnel and technical personnel, are factors key to the Company’s future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to the Company’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and stock purchase rights granted to employees through the Company’s equity incentive programs.

      The Compensation Committee reviews the reasonableness of compensation paid to executive officers of the Company and how the overall level of compensation paid to executive officers compares to that paid by the Comparison Companies. The Compensation Committee reviews and analyzes information, to the extent that it is available, relating to the Comparison Companies to ensure that the Comparison Companies represent companies that either could be the source of executive employees for the Company or could offer employment to candidates from the Company. Based upon its reviews and analyses, the Compensation Committee modifies the group of Comparison Companies from time to time. The Comparison Companies are a group of companies in the high technology and software industry and are generally headquartered in the same geographic area as the Company and have similar international presences.

      In determining the present compensation packages of management, the Compensation Committee considered, among other factors, the leadership of the Company’s Chief Executive Officer and the significant contribution of senior management in the transition of the Company following the successful sale of assets relating to the Company’s database business to IBM for $1 billion in cash, which was completed on August 1, 2001. As part of the transaction, the Company entered into a strategic alliance with IBM whereby IBM markets and sells the Company’s products to IBM’s extensive customer base, deepening the Company’s access to a broad spectrum of potential customers. This relationship generated more than $12 million in revenue to the Company during 2002. During 2002, the Company also completed the acquisition of Vality Technology Incorporated (“Vality”) and acquired technology from Metagenix, Inc. (“Metagenix”), and has successfully integrated the operations of Vality and introduced its MetaRecon® product based on Metagenix technology. The success of these transactions is a significant factor in the Company’s overall financial and market potential and, therefore, was operative in determining the compensation of the executive management team.

     Cash Compensation

      Cash compensation for the Company’s executives officers consists of a fixed base salary and an annual bonus. The Company’s goal is to provide cash compensation targeted at the 50th percentile of that provided by the Comparison Companies for base pay and to provide total cash compensation through incentive bonuses at the 75th percentile or higher for superior performance.

      In connection with determining annual bonuses, the Compensation Committee established a bonus target for the Company’s Chief Executive Officer and each other executive officer under the Company’s Key Employee Incentive Plan (the “KEIP”). In setting annual goals for executive bonuses, the Compensation Committee references the corporate business plan. The target bonus for an executive is intended to relate to his or her potential impact on corporate results, and the percentage of the target bonus actually received is based on the corporate objectives actually achieved. The financial objectives are reviewed by the Compensation Committee each year and those used in a particular year are intended to reflect the areas that are most critical to maximize the return to investors. Depending on an employee’s position within the Company, target compensation under the KEIP ranges from 20% to 100% of the employee’s base salary. If the Company exceeds its financial objectives, it is possible for the actual bonus amount to exceed the target amount. Conversely, if the Company does not meet its financial objectives, the Compensation Committee, in its discretion, may pay bonuses at a reduced rate. For 2002, the Company paid discretionary bonuses at an average rate of 50% of targeted bonus. The Compensation Committee attempts to set aggressive but realizable objectives that will result, directly or indirectly, in increased revenues and improved operating profit. In order to achieve the purposes of the plan, the Compensation Committee communicates corporate objectives and the corresponding bonus targets to executives at the beginning of each year.

     Equity Incentive Programs

      Long-term equity incentives, including stock options granted pursuant to the Company’s 1994 Plan and 1998 Plan, help to align the economic interests of the Company’s management and employees with those of its stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Common Stock increases above the exercise price, which is generally set at the fair market value of the Common Stock on the date the option is granted.

      In addition to aligning executive and stockholder incentives through establishing an exercise price for options equal to the fair market value of the Common Stock on the date such exercise price is determined, in order to promote the long-term economic interests of the Company, in general, employees must remain employed with the Company for a fixed period of time for their options to fully vest.

      Prior to May 2000, options granted under the 1994 Plan and 1998 Plan vested in equal annual installments over four years. Beginning in May 2000, however, options granted under both the 1994 Plan and the 1998 Plan vest 25% after the first year and in 36 equal monthly installments thereafter. The number of options granted to each executive officer is determined by the Compensation Committee. In making its determination, the Compensation Committee considers the executive officer’s position at the

Company, his or her individual performance, the number and nature of options held by the executive officer, with particular attention to the executive officer’s unvested option position, and other factors.

      The Compensation Committee may also grant performance shares under the 1994 Plan from time to time to certain executive officers. Currently, there are no outstanding performance shares under the 1994 Plan. Such performance shares would be subject to the Company’s achievement of specific financial milestones, such as percentage increases in the Company’s revenues. In addition, the Company may impose certain additional restrictions on the vesting of performance shares, including requiring the grantee to remain an employee of the Company for a fixed time before the performance shares would vest.

     Compensation of Chief Executive Officer

      Generally, in determining the Company’s Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, comparative financial and compensation data of the Comparison Companies and other companies. In addition, the Compensation Committee also considers the Company’s goals, strategies, market position and results achieved in creating stockholder value. The Compensation Committee also evaluates the Chief Executive Officer’s leadership in identifying and implementing corporate strategies designed to assure the creation of long-term value.

      The Company will continue to grant stock options (and may grant performance shares) to the Chief Executive Officer primarily based on the Compensation Committee’s evaluation of his ability to influence the Company’s long-term growth and profitability. The Compensation Committee determines the size of the option grant based in part on its estimate of the equity incentive value of the Chief Executive Officer’s existing unvested option position.

     Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers the 1994 Plan in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the 1994 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees, among other factors.

Respectfully submitted,

The Compensation Committee

David J. Ellenberger
William J. Weyand

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during 2002 were David J. Ellenberger, James L. Koch (who resigned from the Board of Directors and Compensation Committee on July 8, 2002), Thomas A. McDonnell (who resigned from the Board of Directors and the Compensation Committee on January 18, 2002) and William J. Weyand, commencing July 8, 2002. No executive officer of the Company serves as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity which has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Report of the Audit Committee of the Board of Directors

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Report of the Audit Committee of the Board of Directors is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The Audit Committee of the Company’s Board of Directors is comprised of three members, who are independent directors as defined by the Audit Committee’s charter and NASDAQ’s rules. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which has been previously filed with the SEC on April 30, 2001 as an appendix to the Company’s proxy statement.

      The role of the Audit Committee is (i) to oversee the Company’s financial reporting process on behalf of the Board of Directors and review with the Company’s management and its independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit and suggestions of the independent accountants for improvements in accounting procedures; (ii) to nominate the Company’s independent accountants; and (iii) to provide such additional information as the Audit Committee may deem necessary to make the Board of Directors aware of significant financial matters which require the attention of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2002 with management and the independent accountants. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee has discussed with the independent accountants the matters disclosed in the letter and the independent accountants’ independence from the Company. The Audit Committee has also considered whether the independent accountants’ provision of non-audit services (as described below under the heading “All Other Fees”) to the Company is compatible with maintaining the accountants’ independence.

      In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s accountants meet the applicable standards for auditor independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Respectfully submitted,

The Audit Committee

David J. Ellenberger
John J. Gavin, Jr.
Robert M. Morrill

Independent Auditors

      For the year ended December 31, 2002, the firm of KPMG LLP (“KPMG”) served as the Company’s independent accountants. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

      On March 31, 2003, the Audit Committee of the Board of Directors of the Company approved the dismissal of KMPG as the Company’s independent accountants and subsequently approved the engagement of PricewaterhouseCoopers LLP (“PWC”) as its independent accountants for the fiscal year ending December 31, 2003.

      The audit reports of KPMG on the Company’s consolidated financial statements for fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2002 and 2001 contained a separate paragraph stating “As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets.”

      During fiscal years 2002 and 2001 and the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company.

      During fiscal years 2002 and 2001 and the subsequent interim period through the date of PWC’s engagement, neither the Company nor anyone on its behalf has consulted PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that PWC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     Audit Fees

      The aggregate fees billed for professional services rendered by KPMG for the audit of the Company’s annual consolidated financial statements for the 2002 fiscal year and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for 2002 were approximately $1.6 million.

Financial Information Systems Design and Implementation Fees

      KPMG did not render any information technology services to the Company of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during 2002.

All Other Fees

      The aggregate fees billed for services rendered by KPMG, other than fees for the services referenced under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” during 2002 were approximately $694,000. These fees were attributable to both audit-related and non-audit services. Audit-related services consisted of approximately $298,000 for statutory audits of foreign subsidiaries and approximately $97,000 associated with company acquisitions, SEC filings and an information systems control review. Non-audit services consisted of approximately $299,000 for domestic and foreign tax compliance and tax consulting. The Audit Committee has determined that the provision of services described above in this paragraph was compatible with maintaining the independence of KPMG during KPMG’s engagement as the Company’s independent accountants.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors, and 10% stockholders were satisfied on a timely basis. In making these statements, the Company has relied upon the written representations of its officers and directors.

Employment Agreements and Change in Control Arrangements with Named Executive Officers

      On July 31, 2000, the Company entered into an employment arrangement with Peter Gyenes, the Company’s Chairman and Chief Executive Officer, which provides for an annual base salary of $600,000 and an annual incentive cash bonus payable pursuant to the terms of the Company’s executive bonus plan at a target incentive of 100% of his annual base. This arrangement also provided for a retention payment of $875,000 which was paid on August 1, 2000 and for an equal retention payment of $875,000 which was paid on April 15, 2001. In connection with this arrangement, the Company also granted Mr. Gyenes an option under the 1994 Plan to acquire 985,000 shares of Common Stock and an option under the 1997 Plan to acquire 515,000 shares of Common Stock, in each case at $4.9375 per share, representing the fair market value per share on the grant date. The shares granted under the 1994 Plan vest at the rate of 25% on July 14, 2000 and 2.08% each month thereafter. The shares granted under the 1997 Plan vest at the rate of 25% per year. On May 1, 2002, Mr. Gyenes voluntarily reduced his annual salary to $375,000.

      On May 1, 2002, the Company entered into an Amended and Restated Change of Control and Severance Agreement with Mr. Gyenes (the “Gyenes Agreement”), which superceded a Change of Control and Severance Agreement dated August 28, 2000. The Gyenes Agreement provides for acceleration of unvested options, excise tax protection, and cash severance payments in the event of a change of control. With respect to the acceleration of vesting of stock options, the Gyenes Agreement provides that if a change of control occurs within six months after the effective date of the options, vesting will accelerate as to two years’ additional vesting, but if the change of control occurs on or after the six-month period, vesting will accelerate in full, provided in either case that Mr. Gyenes is employed by the Company on the date on which the change of control occurs. With respect to cash severance payments, the Gyenes Agreement provides that if Mr. Gyenes’ employment is terminated by the surviving entity for any reason other than for cause within one year after a change of control, he shall be paid the greater of two years’ base salary and two years’ target bonus based on the salary and bonus then in effect, or $2.4 million. If Mr. Gyenes is entitled to accelerated vesting and becomes entitled to receive severance under the agreement, he shall have 27 months from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, at which time the options will terminate. Mr. Gyenes is also entitled to an additional payment to offset any excise taxes, interest or penalties imposed by Section 4999 of the Code as a result of payments made and benefits received under the Gyenes Agreement. The Gyenes Agreement also provides that if Mr. Gyenes’ employment is terminated by the Company for any reason other than for cause, he shall be paid the greater of two years’ base salary or $1.2 million and all stock options that were unvested as of July 1, 2001 shall immediately vest. All other options held by Mr. Gyenes shall continue to vest for two years after the date of termination of employment and shall be exercisable for 27 months after the date of termination.

      On October 17, 2002, Mr. Gyenes received a stock option, exercisable for 250,000 shares of Common Stock. Such option vests as to 25% after the first year and in 36 equal monthly installments thereafter.

      On July 31, 2000, the Company entered into a compensation arrangement with Peter Fiore, the Company’s President, which provided for an annual base salary of $500,000 and an annual incentive bonus issued under the Company’s executive bonus plan. The annual incentive bonus is based on the Company’s achievement for a fiscal year measured against objectives for the fiscal year established by the Company’s Board of Directors. This arrangement also provided for a retention payment of $155,000 which was paid on July 31, 2000 and for a second retention payment of $155,000 which was paid on April 15, 2001. In connection with his employment, the Company granted Mr. Fiore an option under the 1994 Plan to acquire 500,000 shares of Common Stock at an exercise price of $5.00 per share, equal to the fair market value per share on the grant date, subject to vesting at a rate of 25% on after one year, and 2.08% each month thereafter. On May 1, 2002, Mr. Fiore voluntarily reduced his annual salary to $375,000.

      On May 1, 2002, the Company entered into an Amended and Restated Change of Control and Severance Agreement with Mr. Fiore (the “Fiore Agreement”), which superceded a Change of Control and Severance Agreement dated August 2, 2000. The Fiore Agreement provides for acceleration of unvested options, excise tax protection, and cash severance payments in the event of a change of control. With respect to the acceleration of vesting of stock options, the Fiore Agreement provides that if a change of control occurs within six months after the effective date of the options, vesting will accelerate as to two years’ additional vesting, but if the change of control occurs on or after the six-month period, vesting will accelerate in full, provided in either case that Mr. Fiore is employed by the Company on the date on which the change of control occurs. With respect to cash severance payments, the Fiore Agreement provides that if Mr. Fiore’s employment is terminated by the surviving entity for any reason other than for cause within one year after a change of control, he shall be paid the greater of two years’ base salary and two years’ target bonus based on the salary and bonus in effect for the then current fiscal year or $2.4 million. If Mr. Fiore is entitled to accelerated vesting and becomes entitled to receive severance under the agreement, he shall have 27 months from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, at which time the options will terminate. Mr. Fiore is also entitled to an additional payment to offset any excise taxes, interest or penalties imposed by Section 4999 of the Code as a result of payments made and benefits received under the Fiore Agreement. The Fiore Agreement also provides that if Mr. Fiore’s employment is terminated by the Company for any reason other than for cause, he shall be paid the greater of two years’ base salary or $1.2 million and all stock options that were unvested as of July 1, 2001 shall immediately vest. All other options held by Mr. Fiore shall continue to vest for two years after the date of termination of employment and shall be exercisable for 15 months after the date of termination.

      On June 13, 2001, the Company entered into an employment arrangement with Robert C. McBride, the Company’s Vice President and Chief Financial Officer, which provides for an annual base salary of $250,000 and an annual incentive bonus issued under the Company’s executive bonus plan. The annual incentive bonus is based on the Company’s achievement for a fiscal year measured against objectives for the fiscal year established by the Company’s Board of Directors. Mr. McBride also received a $50,000 sign-on payment, which would have been repayable to the Company upon his voluntary termination of employment within twelve months of Mr. McBride’s date of hire. In connection with his employment, Mr. McBride was granted an option under the 1994 Plan to acquire 400,000 shares of Common Stock at an exercise price of $3.67 per share, equal to the fair market value per share on the grant date, subject to vesting at a rate of 25% after one year and 2.08% each month thereafter.

      On May 1, 2002, the Company entered into an Amended and Restated Change of Control and Severance Agreement with Mr. McBride (the “McBride Agreement”), which superceded a Change of Control and Severance Agreement dated June 21, 2001. The McBride Agreement provides for acceleration of unvested options, excise tax protection, and cash severance payments in the event of a change of control. With respect to the acceleration of vesting of stock options, the McBride Agreement provides that if a change of control occurs within six months after the effective date of the options, vesting will accelerate as to two years’ additional vesting, but if the change of control occurs on or after the six-month period, vesting will accelerate in full, provided in either case that Mr. McBride is employed by the Company on the date on which the change of control occurs. With respect to cash severance payments, the McBride Agreement provides that if his employment is terminated by the surviving entity for any reason other than for cause within one year after a change of control, he shall be paid two years’ base salary and two years’ target bonus based on the salary and bonus in effect for the then current fiscal year. If Mr. McBride is entitled to accelerated vesting and becomes entitled to receive severance under the agreement, he shall have 27 months from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, at which time the options will terminate. Mr. McBride is also entitled to an additional payment, referred to as a gross-up payment, to offset any excise taxes, interest or penalties imposed by Section 4999 of the Code as a result of payments made and benefits received under the McBride Agreement. The McBride Agreement also provides that if Mr. McBride’s employment is terminated by the Company for any reason other than for cause, he shall be paid two years’ base salary and all stock options that were unvested as of July 1, 2001 shall immediately vest. All other options held by Mr. McBride shall continue to vest for two years after the date of termination of employment and shall be exercisable for 15 months after the date of termination.

      On July 23, 2001, the Company entered into an employment arrangement with Scott N. Semel, the Company’s Vice President, General Counsel and Secretary, which provides for an annual base salary of $200,000, and an annual incentive bonus issued under the Company’s executive bonus plan. The annual incentive bonus is based on the Company’s achievement for a fiscal year measured against objectives for the fiscal year established by the Company’s Board of Directors. In connection with his employment, Mr. Semel was granted an option under the 1994 Plan to acquire 125,000 shares of Common Stock at an exercise price of $3.10, equal to the fair market value per share on the grant date, subject to vesting at a rate of 25% after one year and 2.08% each month thereafter. In the event of a change in control that results in Mr. Semel’s termination or constructive discharge, the vesting and exercise period for such stock option would continue for one year beyond the date of termination, and Mr. Semel would receive severance pay in the amount of one year’s base salary and target bonus.

      On December 12, 2002, the Board of Directors approved a change in control severance program intended to update the benefits to executive officers and certain other key employees upon termination in connection with a change in control. The purposes of the program are to ensure retention of members of management and key employees of the Company who are considered to be critical to the Company by the Board of Directors.

      The Company maintains a “split dollar” life insurance arrangement, assumed in its acquisition of Ardent, with respect to Messrs. Gyenes and Fiore. Pursuant to these arrangements, the recipients may borrow against the excess cash surrender values of their policies over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the recipient. Following the passage of the Sarbanes-Oxley Act of 2002, the Company has ceased paying premiums on policies held by Messrs. Gyenes and Fiore. In 2002, the Company paid or committed to pay Mr. Fiore the amount of $70,677 which, after the impact of payroll taxes, represented the amount of the annual premium on his split dollar life insurance policy. The Company will not be entitled to be reimbursed for this payment. The Company has no plans to offer similar arrangements to additional executive officers or employees.

      The Company has also adopted a Stockholders’ Rights Agreement and in connection therewith has declared a dividend of one purchase right (each a “Right” and collectively, the “Rights”) for each share of Common Stock outstanding on September 17, 1991 and each share of Common Stock thereafter issued. The Rights trade together with the Common Stock and generally become exercisable on the tenth day after a person or group (i) acquires 20% of more of the outstanding Common Stock or (ii) commences a tender offer or exchange offer that would result in such a person or group owning 20% or more of the Common Stock. In the event that a person or group acquires 20% or more of the Common Stock (a “Stock Acquisition”), each Right not owned by the 20% or more stockholder (the “Acquiring Person”) and its affiliates would become exercisable for the exercise price of the Right (currently, $60) for Common Stock (or in the event that sufficient Common Stock is not available, either preferred stock, debt securities or other assets available to the Company with a value equal to a share of Common Stock) in an amount equal to the then current exercise price of the Right divided by one half the then current market price of a share of Common Stock. Alternatively, in the event of certain business combinations following a Stock Acquisition, each Right not owned by the Acquiring Person and its affiliates would become exercisable for the exercise price of the Right for common stock of the Acquiring Person in an amount equal to the then current exercise price of the Right divided by one half the market price of the Acquiring Person’s common stock. At any time until ten days following a Stock Acquisition, the Rights are redeemable by the Company’s Board of Directors at a price of $.01 per Right. The Rights have no voting privileges. The Rights will terminate upon the earlier of the date of their redemption or July 25, 2005.

      Other than as described above, the Company does not have any employment contracts, termination arrangements or change of control arrangements with any Named Executive Officer. See also “Certain Transactions” below.

Certain Transactions

      Pursuant to both Article VI of the Company’s Second Amended and Restated Bylaws and Section 6 of the Indemnity Agreement the Company enters into with its executive officers and directors, the Company has agreed to advance expenses incurred by indemnified parties in connection with the investigation, defense, settlement or appeal of threatened, pending or completed action or suits against such parties in their capacity as an agent of the Company. Under both the Company’s Second Amended and Restated Bylaws and the Indemnity Agreement, the indemnified party will repay the Company for any advanced expenses if it is ultimately determined that the indemnified party is not entitled to be indemnified by the Company.

Company Performance Graph

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Company Performance Graph is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The following graph shows a five-year comparison of cumulative total return for Common Stock through December 31, 2002 relative to the NASDAQ Index (US) and the RDG Software Composite Index. The JP Morgan H&Q index, included in the Company’s proxy statement with respect to its 2002 annual meeting, was discontinued and, as a result, a comparison to the JPMorgan H&Q Computer Software Index is also included only through December 2001.

	Ascential Software	Nasdaq Stock Market	JPMorgan H&Q	RDG Software
	Corporation	-U.S.	Computer Software	Composite

Dec-97	100.00	100.00	100.00	100.00
Dec-98	207.89	140.99	130.64	180.87
Dec-99	240.80	261.48	297.24	381.67
Dec-00	62.51	157.42	222.23	211.74
Dec-01	85.26	124.89	145.39	178.58
Dec-02	50.53	86.33	N/A	124.28

      Assumes $100 invested on the last trading day of December 1997 at the closing sales price in the Common Stock, the NASDAQ Index (US), the RDG Software Composite Index, and the JPMorgan H&Q Computer Software Index. Total return assumes reinvestment of dividends for the NASDAQ Index (US), the RDG Software Composite Index, and the JPMorgan H&Q Computer Software Index. The Company has never paid cash dividends on the Common Stock and has no present plans to do so.

      The NASDAQ Index (US) was prepared by the Center for Research in Security Prices and includes all United States NASDAQ companies. The JPMorgan H&Q Computer Software Index was a subset of the JPMorgan H&Q Technology Index and was comprised of publicly traded stocks considered by JPMorgan H&Q as representative of the software marketplace as a whole. The RDG Software Composite Index is compiled by Research Data Group, Inc. as representative of the software marketplace as a whole.

PROPOSAL TWO

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE
COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-4
REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING
SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE NEXT
ANNUAL MEETING OF STOCKHOLDERS

Board of Directors’ Recommendation

      The Board of Directors unanimously recommends that the stockholders vote FOR the proposal to authorize the Board of Directors, in its discretion, to amend the Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split of Common Stock at any time prior to the Company’s next annual meeting of stockholders.

General

      In this Proposal Two, the Company’s stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company’s Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split (the “Reverse Split”) at any time prior to the next annual meeting of stockholders. The Board of Directors has adopted a resolution (i) declaring the advisability of the Reverse Split, subject to stockholder approval, (ii) amending the Company’s Restated Certificate of Incorporation to effect the Reverse Split, subject to stockholder approval (the “Amended Charter”), and (iii) authorizing any other action it deems necessary to effect the Reverse Split at any time prior to the next annual meeting of stockholders.

      If approved by the stockholders of the Company, the Reverse Split would become effective on any date selected by the Board of Directors on or prior to the Company’s next annual meeting of stockholders. The effective date of the Reverse Split would be the date on which the Amended Charter is filed with the Delaware Secretary of State. However, the Board of Directors reserves the right, even after stockholder approval, to forego or postpone filing of the amendment if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Split adopted by the stockholders is not subsequently implemented by the Board of Directors and effected by the next annual meeting of stockholders, the proposed amendment will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

      The Amended Charter would also reflect a change of the Company’s registered agent, from Paracorp Incorporated, located at 15 East North Street, Dover, Delaware, to the Corporation Trust Company, located at 1209 Orange Street, Wilmington, Delaware.

Reasons for the Reverse Stock Split

      The purpose of the Reverse Split is to more appropriately align the Company’s share base with its current operations. The Company anticipates that, barring unforeseen circumstances, the smaller share base resulting from the Reverse Split would serve to highlight the Company’s future financial results, and position the Common Stock in a price range that is more attractive to a broader range of institutional investors, consistent with the objective of long-term shareholder value.

      Effective January 1, 2001, the Company consolidated its business units into two operating segments: (i) Informix Software, which operated its database software systems business and (ii) Ascential Software, which operated its extract, transform and load and data asset management software and solutions business. During the third quarter of 2001, the Company completed the sale of its database business assets, including the name “Informix,” to IBM for $1 billion in cash (the “IBM Transaction”). In connection with the IBM Transaction, the Company changed its name to “Ascential Software Corporation” and changed the symbol under which its stock is traded on the NASDAQ National Market to “ASCL,” These changes became effective in July 2001. During 2002, after the sale of assets related to its database business, the Company’s sole operating segment has been its Ascential Software business.

      At September 30, 2001, following the completion of the IBM Transaction, the Company had approximately 263,186,000 shares of Common Stock outstanding. Given the significant reduction of the Company’s revenue base as a consequence of the IBM Transaction, the Company believes that appropriate adjustments should be made to its capital structure. As of March 31, 2003, the Company had 231,643,560 shares of Common Stock outstanding, which is only eighteen percent less than the amount outstanding at July 31, 2001. The Board of Directors believes that this amount is misaligned with the Company’s current operations.

      The Board of Directors further believes that the current low per share market price of Common Stock, which it believes is due in part to the overall weakness in the market for NASDAQ stocks and in the software industry, has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital or acquire businesses by issuing additional shares of its Common Stock. The Board of Directors believes there are several reasons for these effects. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Moreover, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Second, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Company’s share price was substantially higher. This factor is also believed to discourage institutions from purchasing Common Stock.

      The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Split, and the anticipated increase in the price of Common Stock, could encourage interest in Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split. In addition, although any increase in the market price of Common Stock resulting from the Reverse Split may be proportionately less than the decrease in the number of outstanding shares, the Reverse Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

      There can be no assurances, however, that the foregoing events will occur, or that the market price of Common Stock immediately after the Reverse Split will be maintained for any period of time. Moreover, there can be no assurance that the market price of Common Stock after the proposed reverse stock split will adjust to reflect the conversion ratio (e.g., if the market price is $3.00 before the reverse stock split and the ratio is one (1) new share for every four (4) shares outstanding, there can be no assurance that the market price immediately after the reverse stock split will be $12.00 (4 × $3.00)); or that the market price following the Reverse Split will either exceed or remain in excess of the current market price.

Principal Effects of the 1-for-4 Reverse Stock Split

      If the Reverse Split is approved at the Annual Meeting and the Board of Directors elects to effect the Reverse Split, each outstanding share of Common Stock as of the record date of the Reverse Split will immediately and automatically be changed, as of the effective date of the Amended Charter, into one fourth of a share of Common Stock. In addition, proportional adjustments will be made to the maximum number of shares issuable under and other terms of the Company’s stock plans, as well as the number of shares issuable upon exercise and the exercise price of the Company’s outstanding options. A proportional adjustment will also be made to the exercise price of outstanding rights to purchase Common Stock under the Company’s Rights Agreement. No fractional shares of Common Stock will be issued in connection with the Reverse Split. Holders of Common Stock who would otherwise receive a fractional share of

Common Stock pursuant to the Reverse Split will receive cash in lieu of the fractional share as explained more fully below.

      If the Reverse Split is approved at the Annual Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the Reverse Split. As of April 24, 2003, the record date for the Annual Meeting, there were                                shares of Common Stock issued and outstanding, and                                shares of Common Stock subject to options granted by the Company, at an average per share exercise price of $          . If additional shares of Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after the Reverse Split will increase or decrease accordingly.

      Because the Reverse Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Reverse Split will not alter the relative rights and preferences of existing stockholders.

      If the Reverse Split is approved at the Annual Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, depending on whether the shares are held in certificate or electronic form. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may, in some circumstances, be required to pay modestly higher transaction costs should they then decide to sell their shares in the Company.

      Stockholders have no right under Delaware law or the Company’s Restated Certificate of Incorporation or Second Amended and Restated Bylaws to exercise appraisal rights with regard to the Reverse Split or to dissent from the payment of cash in lieu of issuing fractional shares once the Reverse Split has been approved.

Cash Payment in Lieu of Fractional Shares

      In lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Reverse Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of Common Stock on NASDAQ during regular trading hours for the five trading days immediately preceding the effective time of the Reverse Split, which amount is hereby determined to equal the fair market value of Common Stock at the effective time of the Reverse Split.

Federal Income Tax Consequences

      The following description of the material United States federal income tax consequences of the Reverse Split is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/ dealers or insurance companies). The state, foreign and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

      In general, the federal income tax consequences of the Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their existing shares of Common Stock. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Split will likely have the following federal income tax effects:

•	A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its existing shares of Common Stock.

•	A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder’s particular facts and circumstances. A stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its existing shares of Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

•	The Company will not recognize any gain or loss as a result of the Reverse Split.

Board Discretion to Implement the 1-for-4 Reverse Stock Split

      If the Reverse Split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to the Company’s next annual meeting of stockholders, authorize the Reverse Split and file the Amended Charter with the Delaware Secretary of State. The form of the Amended Charter is attached as Appendix A to this Proxy Statement. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for Common Stock and the likely effect of business developments on the market price for Common Stock. Notwithstanding approval of the Reverse Split at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the Reverse Split.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the amendment to the ESPP and recommends that the stockholders vote FOR the amendment increasing the number of shares of Common Stock authorized for issuance under the ESPP from 8,000,000 to 9,000,000 (without giving effect to the Reverse Split).

      On April 15, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1997 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares authorized for issuance under the ESPP by 1,000,000 shares to a total of 9,000,000 shares (without giving effect to the proposed Reverse Split). This amendment will become effective following the Reverse Split and contingent upon receipt of the requisite stockholder approval. All share numbers in this Proposal 3 are presented without giving effect to the proposed 1-for-4 reverse split described in Proposal 2 of this Proxy Statement.

      The purpose of the ESPP is to promote the success and enhance the value of the Company, by providing eligible employees of the Company with the opportunity to purchase shares of Common Stock through payroll deductions. The Company also believes that the ESPP has been instrumental in the Company’s ongoing efforts to attract and retain employees of outstanding competence in the highly competitive labor markets in which the Company competes. The ESPP is intended to qualify as an employee stock purchase plan under the Code.

      The Company estimates that without the proposed increase the remaining shares available for issuance under the ESPP will be exhausted within 2003 or 2004.

      As of April 24, 2003,                               shares of Common Stock were available for purchase under the ESPP.

Description of the ESPP

      The following summary of the ESPP is qualified in its entirety by reference to the ESPP, a copy of which is attached as Appendix B to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the ESPP showing the proposed additions and deletions to the text of the ESPP may be obtained by making a written request to the Secretary of the Company.

General

      The ESPP is administered by a committee of the Board of Directors (the “ESPP Committee”). The members of the ESPP Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the ESPP Committee is made up of the members of the Company’s Compensation Committee.

      Subject to the terms of the ESPP, the ESPP Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the ESPP. As permitted by Section 423 of the Code and the ESPP, the ESPP Committee also may establish a waiting period (not to exceed two years) before new employees may become eligible for the ESPP or exclude certain classes of employees from participating in the ESPP. The ESPP Committee may establish rules, interpret provisions of the ESPP, and take any other actions to administer the ESPP that it considers appropriate to promote the Company’s best interests and to ensure that the ESPP remains qualified under Section 423 of the Code. The ESPP Committee may delegate one or more of its functions to any of its members or to any other person. The Company’s Board of Directors, in its sole discretion, may amend or terminate the ESPP at any time and for any reason.

Stock Subject to the ESPP

      Currently a maximum of 8,000,000 shares of Common Stock are authorized for issuance under the ESPP. If the proposed amendment is approved, the maximum number of shares shall increase from 8,000,000 shares to 9,000,000 shares or treasury shares.

Eligibility

      Most employees of the Company are eligible to elect to participate in the ESPP. However, an employee is not eligible if he or she (i) normally works less than or equal to 20 hours per week or five months during a calendar year or (ii) has the right to acquire 5% or more of the voting stock of the Company or of any subsidiary of the Company.

Enrollment and Contributions

      Eligible employees voluntarily elect whether or not to enroll in the ESPP. Employees join for an enrollment period of three months. Eligible employees who have joined the ESPP are automatically re-enrolled for additional rolling three-month periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to the relevant ESPP rules). The ESPP Committee is authorized to change the duration of future enrollment periods, but no enrollment period may be longer than 12 months. Employees contribute to the ESPP through payroll deductions. Participating employees generally may contribute up to 15% of their eligible compensation through after-tax payroll deductions. The ESPP Committee may, from time to time, establish a lower maximum permitted contribution percentage. Currently, this maximum is set at 10%. After an enrollment period has begun, an employee may not increase or decrease his or her contribution until the next enrollment period, but the employee may withdraw from the ESPP as described below.

Purchase of Shares

      On the last day of each enrollment period, each participating employee’s payroll deductions are used to purchase shares of Common Stock for the employee, subject to, among other limitations, the $25,000 limitation described below. The price of the shares purchased will be 85% of the lower of (i) the stock’s market value on the first business day of the enrollment period or (ii) the stock’s market value on the last business day of the enrollment period. Market value under the ESPP means the closing price of the Common Stock on NASDAQ for the day in question. The ESPP Committee is permitted to specify a maximum number of shares which may be purchased by any employee. Currently, this maximum is set at 20,000 shares per calendar quarter. However, as required by Section 423 of the Code, no employee may be granted an option which permits his rights to purchase Common Stock under the ESPP (or any other such Company plan) to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Termination of Participation

      Participation in the ESPP terminates when a participating employee’s employment with the Company ceases for any reason, the employee withdraws from the ESPP or the ESPP is terminated or amended such that the employee no longer is eligible to participate.

     Changes in Capital Structure

      In the event of any stock split or other change in the capital structure of the Company, the Board of Directors may make such adjustments, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the ESPP.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the plan and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Tax Consequences to Participants

      A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

      A participant may have both compensation income and capital gain income or both compensation income and a capital loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

      If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit (the excess of the sales proceeds over the purchase price).

      Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

      If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant’s profit exceeds the compensation income, then the excess profit will be capital gain. If the participant’s profit is less than the compensation income, then the participant will have a capital loss equal to the value of the stock on the day he or she purchased the stock less the sales proceeds. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to the Company

      There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO 1994 STOCK OPTION AND AWARD PLAN

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the amendment to the 1994 Plan and recommends that the stockholders vote FOR the amendment (i) prohibiting repricing of awards issued under the 1994 Plan without stockholder approval; (ii) increasing the number of shares of Common Stock authorized for issuance under the 1994 Plan from 24,000,000 to 33,000,000 (without giving effect to the Reverse Split); and (iii) providing for the issuance of restricted stock in lieu of performance shares.

      On April 15, 2003, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1994 Plan (i) prohibiting repricing of options issued under the 1994 Plan without stockholder approval; (ii) increasing the number of shares authorized for issuance under the 1994 Plan by 9,000,000 shares to a total of 33,000,000 shares (without giving effect to the proposed Reverse Split); and (iii) providing for the issuance of restricted stock in lieu of performance shares. This amendment will become effective upon receipt of the requisite stockholder approval. All share numbers in this Proposal 4 are presented without giving effect to the proposed 1-for-4 reverse split described in Proposal 2 of this Proxy Statement.

      The purpose of 1994 Plan is to increase incentive for outstanding performance and to encourage stock ownership on the part of key employees of the Company, to align the interests of key employees with those of the Company’s stockholders, and to attract and retain the services of outstanding individuals.

      The proposed amendment also provides that stock options granted under the 1994 Plan may not be repriced by the Company without stockholder approval. Repricing includes the reduction of the exercise price of an outstanding option or the grant of a new stock option in exchange for or in substitution of an outstanding stock option.

      In addition, the proposed amendment provides for the issuance of restricted stock awards in lieu of performance share awards. The Company believes that the issuance of restricted stock awards in lieu of performance share awards will simplify the administration of the 1994 Plan and facilitate the issuance of equity incentive awards through the availability of restricted stock awards. In 1998, the Board of Directors granted 35,000 performance shares to a former executive, however the executive resigned from the Company before the performance criteria were met and, therefore, no shares were issued by the Company. To date, no other performance share awards have been granted under the 1994 Plan.

      The Company estimates that without the proposed increase, and after giving effect to the Reverse Split, the remaining shares available for issuance under the 1994 Plan will be exhausted by the end of 2003 or within 2004. As of February 15, 2003, options for 12,435,042 shares of Common Stock were outstanding under the 1994 Plan and 7,886,285 shares of Common Stock remained available for future awards (without giving effect to the Reverse Split).

Description of the 1994 Plan

      The following summary of the 1994 Plan is qualified in its entirety by reference to the 1994 Plan, a copy of which is attached as Appendix C to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the 1994 Plan showing the proposed additions and deletions to the text of the 1994 Plan may be obtained by making a written request to the Secretary of the Company.

     General

      The 1994 Plan is administered by a committee of the Board of Directors consisting of not less than two directors (the “1994 Plan Committee”). The members of the 1994 Plan Committee are appointed from time to time by and serve at the pleasure of, the Board of Directors. At present, the Compensation Committee administers the 1994 Plan.

      The 1994 Plan Committee has all powers and discretion necessary and appropriate to administer the 1994 Plan and to control its operation, including, without limitation, the power to (i) determine which employees shall be granted awards, (ii) prescribe the terms and conditions of the awards, (iii) interpret the 1994 Plan and the awards, (iv) adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 1994 Plan by employees who are foreign nationals or employed outside of the United States, (v) adopt rules for the administration, interpretation and application of the 1994 Plan, and (vi) interpret, amend or revoke any such rules. All determinations and decisions made by the 1994 Plan Committee pursuant to the provisions of the 1994 Plan are final, conclusive and binding.

      The 1994 Plan Committee, in its sole discretion, may delegate all or any part of its authority and powers under the 1994 Plan to one or more directors or officers of the Company; provided, however, that the 1994 Plan Committee may not delegate its authority and powers (a) with respect to grants made to persons subject to Section 16 of the Exchange Act, or (b) in any way that would jeopardize the 1994 Plan’s qualification under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The 1994 Plan Committee has delegated authority to administer the 1994 Plan to the Company’s Chairman of the Board of Directors and Chief Executive Officer, Peter Gyenes; provided that no grants may be made to persons subject to Section 16 of the Exchange Act or in any way that would jeopardize the 1994 Plan’s qualification under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code.

     Stock Subject to the 1994 Plan

      Currently, a maximum of 24,000,000 shares of Common Stock are authorized for issuance under the 1994 Plan. If the proposed amendment increasing the number of shares of Common Stock authorized for issuance under the 1994 Plan is approved, the maximum number of shares shall increase from 24,000,000 shares to 33,000,000 shares (without giving effect to the Reverse Split). If an award is canceled, terminates, expires or lapses for any reason, the shares of stock that were subject to such award are returned to the 1994 Plan and become available for future awards under the 1994 Plan.

      The Board of Directors and the stockholders of the Company approved amendments to the 1994 Plan increasing the number of shares authorized under the 1994 Plan by 8,000,000 shares in 1997 and 8,000,000 shares in 2000 (the “Additional Shares”). Options that cover any portion of the Additional Shares may not be repriced without approval by the Company’s stockholders.

     Eligibility

      The 1994 Plan provides that awards of incentive stock options, nonstatutory stock options and performance shares may be granted to employees (including officers and directors who are also employees) of the Company and its affiliates, including corporations controlling, controlled by or under common control with the Company. Awards of incentive stock options, however, may only be made to employees of the Company or its subsidiaries. The 1994 Plan Committee selects the participants and determines the number of shares subject to each award. The 1994 Plan prohibits a single participant from receiving awards of stock options covering more than 500,000 shares during any single fiscal year or awards of performance shares covering more than 200,000 shares during any single fiscal year. The 1994 Plan Committee has discretion, however, to award stock options covering up to 1,000,000 shares to a participant in the fiscal year in which the participant first becomes an employee of the Company or is promoted from a position as a non-executive officer to a position as an executive officer.

     Types of Awards

Stock Options

      Award Agreement. The terms of stock option awards under the 1994 Plan are determined by the 1994 Plan Committee. Each award is evidenced by a written agreement between the Company and the person to whom the award is made. The award agreement specifies the option price, the expiration date of the option, the number of shares to which the option pertains, any conditions to the exercise of the option and such other terms and conditions as the 1994 Plan Committee, in its discretion, shall determine. The award agreement also specifies whether the option is intended to qualify as an incentive stock option pursuant to Section 422 of the Code or as a nonstatutory stock option. Generally, no consideration is paid by participants for the grant of a stock option award under the 1994 Plan.

      Option Price. The per share exercise price of each option awarded under the 1994 Plan will be no less than the fair market value per share on the date the option is awarded. Incentive stock options awarded to stockholders owning more than 10% of the Company’s outstanding shares are subject to the additional restriction that the exercise price must be at least 110% of the fair market value of a share on the date of award.

      Exercise of Options. The option price upon exercise of any option shall be paid in full in cash or its equivalent. The 1994 Plan Committee, in its sole discretion, may permit payment by tendering previously acquired shares of Common Stock that have been beneficially owned for at least 6 months prior to their tender or by any other means which the 1994 Plan Committee, in its discretion, determines to provide legal consideration for the shares and to be consistent with the purposes of the 1994 Plan.

      Stock Option Term. Options awarded under the 1994 Plan expire on the date set forth in the written stock option agreement for each option award. The maximum term of stock options awarded under the 1994 Plan is 10 years, except in the case of a participant’s death, where the 1994 Plan Committee has the discretion to allow the participant’s beneficiary up to an additional year to exercise a nonstatutory stock option. An option generally may be exercised for up to one year following termination of employment.

Performance Share Awards

      Presently, performance shares may be awarded under the 1994 Plan. The proposed amendment to the 1994 Plan would provide for the issuance of restricted stock, as described under the heading “Restricted Stock” below, in lieu of performance shares.

      Award Agreement. The terms of performance share awards under the 1994 Plan are determined by the 1994 Plan Committee. Each award is evidenced by a written agreement between the Company and the person to whom the award is made. Each award agreement will set forth certain performance goals established by the 1994 Plan Committee and the period in which such goals are to be met. The number or value of performance shares that will be paid out to a participant at the end of the performance period depends on the extent to which such goals have been met by the participant. The 1994 Plan Committee reserves the right to adjust or waive the achievement of the performance goals it has set. No consideration is payable by participants for performance share awards under the 1994 Plan. In 1998, the Board of Directors granted 35,000 performance shares to a former executive; however, the executive resigned from the Company before the performance criteria were met and, therefore, no shares were issued by the Company. To date, no other performance share awards have been made under the 1994 Plan.

      Payment of Performance Shares. Payment of earned performance shares is made as soon as practicable after the expiration of the applicable performance period. The 1994 Plan Committee, in its discretion, may pay earned performance shares in the form of shares, cash or a combination of shares and cash. Payment of performance shares in cash results in the return of the shares to the 1994 Plan, and the shares subject to an award paid in cash will again be available for grant under the 1994 Plan. Unless otherwise established by the 1994 Plan Committee in the applicable award agreement, upon a participant’s termination of employment, for any reason, all remaining unearned performance shares are forfeited and returned to the 1994 Plan and are again available for award under the 1994 Plan.

Restricted Stock Awards

      The proposed amendment to the 1994 Plan provides for the issuance of restricted stock in lieu of performance shares, subject to the limitation that no more than 20% of the maximum number of shares authorized for issuance under the 1994 Plan may be issued pursuant to restricted stock awards. Awards of restricted stock entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

Amendment and Termination

      The Board of Directors may, in its discretion, alter, amend or terminate the 1994 Plan or any part of it, at any time and for any reason. However, to the extent required by the 1994 Plan or required to maintain the 1994 Plan’s qualification under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, any such amendment shall be subject to stockholder approval. Neither the amendment, suspension nor termination of the 1994 Plan shall, without the consent of the participant, alter or impair any rights or obligations under any award previously granted.

      The 1994 Plan currently provides that the plan will remain in effect until terminated by the Board of Directors; however, no incentive stock option may be awarded under the 1994 Plan after March 22, 2004.

Changes in Capital Structure

      In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the shares, such adjustment shall be made in the number and class of shares which may be delivered under the 1994 Plan, and in the number and class of or price of shares subject to outstanding awards under the 1994 Plan, as the 1994 Plan Committee, in its discretion, shall determine to be appropriate to prevent dilution or diminution of awards under the 1994 Plan. No fractional shares shall be issued as a result of such adjustment.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1994 Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options

      A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

      A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Nonstatutory Stock Options

      A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock

      A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

      There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Number of Shares Awarded to Certain Individuals and Groups

      As of the date of this Proxy Statement, there has been no determination by the 1994 Plan Committee with respect to future awards under the 1994 Plan. Accordingly, future awards are not determinable. For the period commencing on the adoption of the 1994 Plan through February 15, 2003, the following individuals and groups have been granted options to purchase the indicated number of shares of Common Stock (without giving effect to the Reverse Split) pursuant to the 1994 Plan: Peter Gyenes — 2,000,000 shares; Peter Fiore — 1,750,000 shares; Robert C. McBride — 750,000 shares; Scott N. Semel — 550,000 shares; John J. Gavin, Jr. — no shares; David J. Ellenberger — no shares, William J. Weyand — no shares; Robert M. Morrill — no shares; all current executive officers as a group — 5,050,000 shares; all current directors who are not executive officers as a group — no shares; and all employees, including all current officers who are not executive officers, as a group — 7,385,042 shares. Mr. Gyenes is the Company’s Chairman and Chief Executive Officer; Mr. Fiore is the Company’s President; Mr. McBride is the Company’s Vice President and Chief Financial Officer; Mr. Semel is the Company’s Vice President, General Counsel and Secretary; and Messrs. Gavin, Ellenberger, Weyand and Morrill are non-employee directors of the Company. Mr. Gavin is also a Class I Nominee.

      On April 17, 2003, the last reported sale price of the Company Stock on the NASDAQ National Market was $3.14.

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO 1989 OUTSIDE DIRECTORS STOCK OPTION PLAN

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the amendment to the Director Plan and recommends that the stockholders vote FOR the amendment increasing the number of shares of Common Stock authorized for issuance under the Director Plan from 1,600,000 to 2,600,000 (with giving effect to the Reverse Split).

      On April 15, 2003, the Board of Directors adopted, subject to approval of the Company’s stockholders, an amendment to the Director Plan increasing the number of shares authorized for issuance under the Director Plan by 1,000,000 shares to a total of 2,600,000 shares (without giving effect to the proposed Reverse Split). This amendment will become effective upon receipt of the requisite stockholder approval. All share numbers in this Proposal 5 are presented without giving effect to the proposed 1-for-4 reverse split described in Proposal 2 of this Proxy Statement.

      The purpose of the Director Plan is to create additional incentive for the non-employee directors of the Company. The Board of Directors believes that the grant of stock options is an important tool for use by the Company in attracting, retaining and motivating qualified outside directors.

      The Company estimates that without the proposed increase, and after giving effect to the Reverse Split, the remaining shares available for issuance under the Director Plan will be exhausted by the end of 2003 or within 2004. As of February 15, 2003, options for 422,000 shares of Common Stock were outstanding under the Director Plan and 505,000 shares of Common Stock remained available for future grant (without giving effect to the Reverse Split).

Description of the Director Plan

      The following summary of the Director Plan is qualified in its entirety by reference to the Director Plan, a copy of which is attached as Appendix D to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Director Plan showing the proposed additions and deletions to the text of the Director Plan may be obtained by making a written request to the Secretary of the Company.

General

      The Director Plan is administered by a committee of the Board of Directors (the “Director Plan Committee”). The members of the Director Plan Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the Director Plan Committee is made up of the members of the Company’s Compensation Committee.

      Subject to the terms of the Director Plan, the Director Plan Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the Director Plan. The Board of Directors, however, determines all questions of interpretation of the Director Plan or any options granted under the Director Plan.

Stock Subject to the Director Plan

      Currently, a maximum of 1,600,000 shares of Common Stock are authorized for issuance under the Director Plan. If the proposed amendment is approved, the maximum number of shares shall increase from 1,600,000 shares to 2,600,000 shares (without giving effect to the Reverse Split). If an option expires, terminates or shares subject to repurchase are repurchased by the Company, the shares of stock that were subject to such option or the repurchased shares are returned to the Director Plan and become available for future grant under the Director Plan.

Eligibility

      Only directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to receive nonstatutory stock options under the Director Plan.

Options Grants

      The Director Plan provides for the grant of options to outside directors pursuant to an automatic, non-discretionary grant mechanism. Outside directors are currently automatically granted an option to purchase 20,000 shares of Common Stock upon initial election to the Board of Directors and an additional option to purchase 15,000 shares of Common Stock annually thereafter. One-third of such shares vest and become exercisable per year for each full year of the outside director’s continuous service as a director of the Company. Options are exercisable for a term of 10 years, and the exercise price of such options is the fair market value of the shares as of the date of grant. The option price upon exercise of an option may be paid by cash, check or cash equivalent. No options may be granted after May 17, 2009. Generally, no consideration is paid by participants for the grant of a stock option under the Director Plan.

Amendment and Termination

      The Director Plan Committee, in its sole discretion, may amend or terminate the Director Plan at any time; provided, however, that stockholder approval is required for any increase in the total number of shares authorized for issuance under the Director Plan and any change to the class of persons eligible to receive options under the Director Plan.

Changes in Capital Structure

      In the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar event, appropriate adjustments shall be made in the number and class of shares subject to the Director Plan and to any outstanding options and in the option price of any outstanding options. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation or dissolution of the Company (“Transfer of Control”), each optionholder under the Director Plan shall have the right to exercise all of his or her outstanding options under the Director Plan prior to the Transfer of Control.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Director Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Tax Consequences to the Participant

      A participant will generally not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company

      There are no tax consequences to the Company except that the Company is entitled to a deduction when a participant has compensation income. Any such deduction would be subject to the limitations of Section 162(m) of the Code.

Number of Shares Awarded to Certain Individuals and Groups

      The Company cannot determine how many outside directors it will have in the future. Accordingly, the number of future grants under the Director Plan is not determinable. For the period commencing on the adoption of the Director Plan through February 15, 2003, the following individuals and groups have been granted options to purchase the indicated number of shares of Common Stock (without giving effect to the Reverse Split) pursuant to the Director Plan: Peter Gyenes — no shares; Peter Fiore — no shares; Robert C. McBride — no shares; Scott N. Semel — no shares; John J. Gavin, Jr. — 35,000 shares; David J. Ellenberger — 35,000 shares, William J. Weyand — 20,000 shares; Robert M. Morrill — 75,000 shares; all current executive officers as a group — no shares; all current directors who are not executive officers as a group — 165,000 shares; and all employees, including all current officers who are not executive officers, as a group — no shares. Mr. Gyenes is the Company’s Chairman and Chief Executive Officer, Mr. Fiore is the Company’s President, Mr. McBride is the Company’s Vice President and Chief Financial Officer, Mr. Semel is the Company’s Vice President, General Counsel and Secretary, and Messrs. Gavin, Ellenberger, Weyand and Morrill are non-employee directors of the Company. Mr. Gavin is also a Class I Nominee. Only directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to receive nonstatutory options under the Director Plan.

      On April 17, 2003, the last reported sale price of the Company Stock on the NASDAQ National Market was $3.14.

PROPOSAL SIX

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

      The Board of Directors has selected PricewaterhouseCoopers LLP to audit the Company’s financial statements for the fiscal year ending December 31, 2003. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors, the Audit Committee and the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions from stockholders.

OTHER MATTERS

      The Company knows of no other matters to be submitted at the Annual Meeting. Under the Company’s Second Amended and Restated Bylaws, the deadline for stockholders to notify the Company of any proposals or director nominations to be presented for action at the annual meeting has passed. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

      It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. Therefore, the Company urges you to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

By Order of the Board of Directors

Scott N. Semel
Secretary

Appendix A — Certificate of Amendment of Restated Certificate of Incorporation

Appendix A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

ASCENTIAL SOFTWARE CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

      Ascential Software Corporation (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendment are as follows:

FURTHER RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that, in order to effect a 1-for-4 reverse stock split of the Corporation’s Common Stock, Section 1 of ARTICLE FOUR of the Restated Certificate of Incorporation of the Corporation be, and hereby is, deleted and replaced in its entirety by the following:

“Section 1. That, effective at 5:00 p.m., Eastern time, on the filing date of this Certificate of Amendment of Restated Certificate of Incorporation (the “Effective Time”), a one-for-four reverse stock split of the Corporation’s common stock, with a par value of One Cent ($.01) per share (hereinafter referred to as “Common Stock”), shall become effective, pursuant to which each four shares of Common Stock held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

The total number of shares of Common Stock which the Corporation shall have authority to issue is Five Hundred Million (500,000,000), and the total number of shares of preferred stock which the Corporation shall have the authority to issue is Five Million (5,000,000), with a par value of One Cent ($.01) per share (hereinafter referred to as “Preferred Stock”).”

RESOLVED:	That ARTICLE TWO of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted and replaced in its entirety by the following:

“The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Trust Company.”

A-1

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this      day of                     ,           .

ASCENTIAL SOFTWARE CORPORATION

By:

Name:
Title:

A-2

Appendix B

ASCENTIAL SOFTWARE CORPORATION (FORMERLY KNOWN AS INFORMIX CORPORATION)
1997 EMPLOYEE STOCK PURCHASE PLAN
(Effective as of July 1, 1997, as amended by the Board of Directors on January 9, 1998, April 28, 2000 and _____ __, 2003 and approved by the stockholders on June 21, 2000 and proposed for stockholder approval on June 17, 2003)

SECTION 1
PURPOSE

     To provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

SECTION 2
DEFINITIONS

     2.1    “1934 ACT” means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.2    “BOARD” means the Board of Directors of the Company.

     2.3    “CODE” means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

     2.4    “COMMITTEE” means the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Committee shall be administered by the Compensation Committee of the Board.

     2.5    “COMMON STOCK” means the common stock of the Company.

     2.6    “COMPANY” means Ascential Software Corporation (formerly known as Informix Corporation), a Delaware corporation.

     2.7    “COMPENSATION” means a Participant’s base salary or regular wages (including sick pay and vacation pay), overtime, bonuses and commissions. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.8    “ELIGIBLE EMPLOYEE” means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), or (b) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date, (2) customarily works not more than 20 hours per week, (3) customarily works not more than 5 months per calendar year, or (4) is an officer or other manager.

     2.9    “EMPLOYEE” means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.10    “EMPLOYER” or “EMPLOYERS” means any one or all of the Company and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

     2.11    “ENROLLMENT DATE” means the first day of each calendar quarter and/or such other dates determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

     2.12    “GRANT DATE” means any date on which a Participant is granted an option under the Plan.

     2.13    “PARTICIPANT” means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

     2.14    “PLAN” means the Ascential Software Corporation 1997 Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.15    “PURCHASE DATE” means the last day of each March, June, September and December, or such other specific business days as may be established by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

     2.16    “SUBSIDIARY” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
SHARES SUBJECT TO THE PLAN

     3.1    NUMBER AVAILABLE. A maximum of 9,000,000 shares of Common Stock shall be available for issuance pursuant to the Plan. This includes 4,000,000 Shares added to the Plan by amendment effective June 21, 2000 and an additional 1,000,000 Shares added to the Plan by amendment effective June 17, 2003. Shares sold under the Plan may be newly issued shares or treasury shares.

     3.2    ADJUSTMENTS. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

SECTION 4
ENROLLMENT

     4.1    PARTICIPATION. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form as may be specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. Any enrollment form received by the Company no later than the business day immediately preceding an Enrollment Date shall be effective on that Enrollment Date, provided that the Committee, in its discretion, may (on a uniform and nondiscriminatory basis) specify an earlier or later deadline for the submission of enrollment forms. Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires.

     4.2    PAYROLL WITHHOLDING. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 15% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment Date). A Participant may elect to increase or decrease his or her rate of payroll withholding (effective as of any Enrollment Date) by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a uniform and nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

SECTION 5
OPTIONS TO PURCHASE COMMON STOCK

     5.1    GRANT OF OPTION. On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

     5.2    DURATION OF OPTION. Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 12 months of the Grant Date of such option, (b) such shorter enrollment period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the expiration of 3 months from the Grant Date.

     5.3    NUMBER OF SHARES SUBJECT TO OPTION. The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, in no event shall the maximum number of shares purchasable with any option exceed 20,000 shares (amended as of January 9, 1998). In addition and notwithstanding the preceding, an option (taken together with all other options then outstanding under this Plan and under all other similar employee stock purchase plans of the Employers) shall not give the Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value at the applicable Grant Dates of such shares in any calendar year during which such Participant is enrolled in the Plan at any time.

     5.4    OTHER TERMS AND CONDITIONS. Each option shall be subject to the following additional terms and conditions:

               (a)     payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

               (b)     purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

               (c)     the price per share under the option will be determined as provided in Section 6.1; and

               (d)     the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

SECTION 6
PURCHASE OF SHARES

     6.1    EXERCISE OF OPTION. Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant’s account shall be used to purchase whole shares of Common Stock. Any balance remaining in a Participant’s account immediately after a Purchase Date will be automatically refunded to such Participant, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the Participant’s account for the purchase of shares on the next Purchase Date, unless the Participant elects not to purchase shares on the next Purchase Date, in which case the balance in the

Participant’s account shall be refunded. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

               (a)     the closing price per Share on the Grant Date for such option on the NASD National Market System; or

               (b)     the closing price per Share on the Purchase Date on the NASD National Market System.

For purposes of this Section 6.1, (1) if a Grant Date is not a business day, the closing price per Share for such date shall be deemed to be the closing price per Share on the first business day immediately following such date, and (2) if a Purchase Date is not a business day, the closing price per Share for such date shall be deemed to be the closing price per Share on the last business day immediately preceding such date.

     6.2    DELIVERY OF SHARES. As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

     6.3    EXHAUSTION OF SHARES. If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be “bottom up,” with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

SECTION 7
WITHDRAWAL

     7.1    WITHDRAWAL. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon).

SECTION 8
CESSATION OF PARTICIPATION

     8.1    TERMINATION OF STATUS AS ELIGIBLE EMPLOYEE. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.

SECTION 9
DESIGNATION OF BENEFICIARY

     9.1    DESIGNATION. Each Participant may, pursuant to such uniform and nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant’s account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

     9.2    CHANGES. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

     9.3    FAILED DESIGNATIONS. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant’s Account shall be payable to his or her estate.

SECTION 10
ADMINISTRATION

     10.1    PLAN ADMINISTRATOR. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

     10.2    ACTIONS BY COMMITTEE. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

     10.3    POWERS OF COMMITTEE. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

               (a)     To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

               (b)     To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

               (c)     To cause an account or accounts to be maintained for each Participant;

               (d)     To determine the time or times when, and the number of shares for which, options shall be granted;

               (e)     To establish and revise an accounting method or formula for the Plan;

               (f)     To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

               (g)     To determine the status and rights of Participants and their Beneficiaries or estates;

               (h)     To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

               (i)     To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

               (j)     To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States; and

               (k)     To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

     10.4    DECISIONS OF COMMITTEE. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

     10.5    ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

     10.6    ELIGIBILITY TO PARTICIPATE. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

     10.7    INDEMNIFICATION. Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys’ fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

SECTION 11
AMENDMENT, TERMINATION, AND DURATION

     11.1    AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

     11.2    DURATION OF THE PLAN. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter.

SECTION 12
GENERAL PROVISIONS

     12.1    PARTICIPATION BY SUBSIDIARIES. One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and (b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

     12.2    INALIENABILITY. In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant’s interest in the Plan is not transferable pursuant to a domestic relations order.

     12.3    SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan,

and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     12.4    REQUIREMENTS OF LAW. The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

     12.5    COMPLIANCE WITH RULE 16b-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

     12.6    NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

     12.7    APPORTIONMENT OF COSTS AND DUTIES. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

     12.8    CONSTRUCTION AND APPLICABLE LAW. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California’s conflict of laws provisions).

     12.9    CAPTIONS. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

EXECUTION

IN WITNESS WHEREOF, Ascential Software Corporation, by its duly authorized officer, has executed the Plan on the date indicated below.

ASCENTIAL SOFTWARE CORPORATION
By:
Name:
Title:

Dated:               , 2003

Approved by the stockholders: May 22, 1997

Amendment approved by the stockholders: June 21, 2000

Amendment proposed for approval by the stockholders: June 17, 2003

Appendix C

ASCENTIAL SOFTWARE CORPORATION (FORMERLY KNOWN AS INFORMIX CORPORATION)
1994 STOCK OPTION AND AWARD PLAN

(Effective as of March 23, 1994 and amended by the Board of Directors on February 4, 1997, April 28, 2002 and               and approved by the stockholders on May 22, 1997 and June 21, 2000 and proposed for stockholder approval on June 17, 2003)

BACKGROUND AND PURPOSE

1.1     Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock. The Plan is subject to the approval by an affirmative vote, at the next meeting of stockholders of the Company, or any adjournment thereof, of the holders of a majority of Shares, present in person or by proxy and entitled to vote at such meeting. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

1.2     Purpose of the Plan. The Plan is intended to increase incentive and to encourage stock ownership on the part of key employees of the Company and its Affiliates. The Plan also is designed to align the interests of Participants with those of the Company’s shareholders, and to provide Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1     “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2     “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3     “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options or Restricted Stock Award.

2.4     “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5     “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6     “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7     “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.8     “Company” means Ascential Software Corporation (formerly known as Informix Corporation), a Delaware corporation, or any successor thereto.

2.9     “Director” means any individual who is a member of the Board of Directors of the Company.

2.10     “Disability” means a permanent and total disability within the meaning of Code Section 22(e)(3).

2.11     “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.12     “Fair Market Value” means the last quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the last quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

2.13     “Incentive Stock Option” means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.14     “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.15     “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.16     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.17     “Participant” means an Employee who has an outstanding Award.

2.18     “Plan” means the Ascential Software Corporation 1994 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time.

2.19     “Retirement” means a Termination of Employment at or after the time specified in any Company-sponsored pension plan applicable to the Participant, or in any government-mandated retirement program applicable to the Participant, as determined by the Committee.

2.20     “Restricted Stock Award” means an Award granted to a Participant pursuant to Section 6.

2.21     “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.22     “Section 16 Person” means an individual who is subject to Section 16 of the 1934 Act with respect to the Shares.

2.23     “Shares” means the shares of common stock, $0.01 par value, of the Company.

2.24     “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.25     “Termination of Employment” means a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

SECTION 3
ADMINISTRATION

3.1     The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) “disinterested persons” under Rule 16b-3, and (b) “outside directors” under Section 162(m) of the Code.

3.2     Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with its provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees shall be granted Awards, (b) to prescribe the terms and conditions of the Awards, (c) to interpret the Plan and the Awards, (d) to adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals and/or employed outside of the United States, (e) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) to interpret, amend or revoke any such rules.

The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3 or Section 162(m) of the Code.

3.3     Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1     Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan may not exceed 33,000,000. This includes 8,000,000 Shares added to the Plan by amendment effective May 22, 1997, 8,000,000 Shares added by amendment effective June 21, 2000 and 9,000,000 Shares added by amendment effective June 17, 2003. Such Shares may be either authorized but unissued Shares or Treasury Shares. Options which cover any portion of the Shares may not be repriced without approval by the Company’s stockholders. Repricing includes the reduction of the exercise price of an outstanding Option or the grant of a new Option in exchange for or in substitution of an outstanding Option. While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status. The grant of an Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

4.2     Lapsed Awards. If an Award is canceled, terminates, expires, lapses or is forfeited in whole or in part (including as a result of Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

4.3     Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, and in the repurchase price per share subject to each outstanding Restricted Stock Award, as the Committee, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminishment of Awards. Notwithstanding the preceding sentence, the number of Shares subject to any Award always shall be a whole number.

SECTION 5
STOCK OPTIONS

5.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any fiscal year of the Company, no Participant shall receive Options covering more than 500,000 Shares. Notwithstanding any contrary provision of the preceding sentence, an individual may, in the Committee’s discretion, receive Options covering up to 1,000,000 Shares during any fiscal year of the Company in which the individual

(a)  first becomes an Employee, and/or (b) is promoted from a position as a non-executive officer Employee to a position as an executive officer Employee. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2     Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3     Option Price. Subject to the provisions of this Section 5.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1     Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

5.3.2     Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

5.3.3     Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and only to the extent consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

5.4     Expiration of Options. Each Option shall terminate upon the first to occur of the events listed in Section 5.4.1, subject to Section 5.4.2.

5.4.1     Expiration Dates.

(a)      The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written stock option agreement, which date may be earlier than the dates set forth in clauses (b) through (f), below;

(b)      The expiration of ten years from the date the Option was granted, subject to the provisions of clause (f), below; or

(c)     The expiration of one year from the date of the Optionee’s Termination of Employment for a reason other than the Optionee’s death, Disability or Retirement, subject to the provisions of clause (f) below; or

(d)     The expiration of one year from the date of the Optionee’s Termination of Employment by reason of Disability; subject to the provisions of clause (f) below; or

(e)     The expiration of one year from the date of the Optionee’s Retirement; provided that no Incentive Stock Option may be exercised after the expiration of three months from the date of the Optionee’s Retirement, subject in each case to the provisions of clause (f) below; or

(f)     The expiration of one year from the date of the Optionee’s death, if such death occurs while the Optionee is in the employ of the Company or an Affiliate or within the one-year periods referred to in (c), (d) or (e) above, whichever is applicable.

5.4.2     Committee Discretion. Subject to the provisions of this Section 5.4, the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion and subject to Section 5.8.4 and this Section 5.4, may extend the maximum term of such Option.

5.5     Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions (including, without limitation, conditions based upon the passage of time and/or the achievement of specific performance goals) as the Committee shall determine in its sole discretion. However, subject to the following sentence, an Option generally shall not be exercisable until at least one (1) year following the date of its grant. After an Option is granted and notwithstanding the preceding sentence, the Committee, in its sole discretion, may accelerate the exercisability of any Option, provided that no Option granted to a Section 16 Person shall be exercisable until at least six (6) months after the date of its grant. Notwithstanding anything herein to the contrary, in the event of a Participant’s death or Disability, the vesting date for all Options which are unexercisable on the date of the Participant’s death or Disability but which would otherwise become exercisable within one year of such date will automatically accelerate to the date of the Participant’s death or Disability. Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant’s name) representing such Shares.

5.6     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed and/or traded, and/or under any blue sky or state securities laws.

5.7     Certain Additional Provisions for Incentive Stock Options.

5.7.1     Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.7.2     Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant’s termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant’s termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

5.7.3     Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company and/or a Subsidiary at the time of grant.

5.7.4     Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date on which it was granted.

5.8     Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

SECTION 6
RESTRICTED STOCK AWARDS

6.1     Grants. The Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a “Restricted Stock Award”). The Committee, in its sole discretion, shall determine the number of Restricted Stock Awards granted to each Participant, provided that no more than 20% of the maximum number of shares authorized for issuance under the Plan may be issued pursuant to Restricted Stock Awards.

6.2     Terms and Conditions. The Committee shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

6.3     Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated (or in the absence of effective designation, to the Participant’s estate), in a manner determined by the Committee, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death.

6.4     Nontransferability. Restricted Stock Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution. A Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

SECTION 7
BENEFICIARY DESIGNATION

If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to any unvested unpaid Award who shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

SECTION 8
MISCELLANEOUS

8.1     Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

8.2     No Effect on Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of employment.

8.3     Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.4     Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

8.5     Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, and all repurchase and other rights of the Company under each outstanding Restricted Stock Award, shall be binding on or inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 9
AMENDMENT, SUSPENSION, OR TERMINATION

9.1     Amendment, Suspension, or Termination. The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, only if and to the extent required to maintain the Plan’s qualification under Rule 16b-3 or Section 162(m) of the Code, any such amendment shall be subject to stockholder approval. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

9.2     Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 9.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 22, 2004.

SECTION 10
TAX WITHHOLDING

10.1     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a

Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award.

10.2     Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the date that the taxes are required to be withheld.

SECTION 11
LEGAL CONSTRUCTION

11.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.2     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.3     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.4     Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

11.5     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

11.6     Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, Ascential Software Corporation, by its duly authorized officer, has executed the Plan on the date indicated below.

ASCENTIAL SOFTWARE CORPORATION
By:
Name:
Title:

Dated:             , 2003

Approved by the stockholders:
April 14, 1995
May 22, 1997 (amendment)
June 21, 2000 (amendment)
June 17, 2003 (proposed for approval)

Appendix D

ASCENTIAL SOFTWARE CORPORATION (FORMERLY KNOWN AS INFORMIX CORPORATION)
1989 OUTSIDE DIRECTORS STOCK OPTION PLAN
(as amended by the Board of Directors on February 13, 1992, April 28, 2000, May 13, 2002 and            and approved by the stockholders on May 14, 1992 and proposed for stockholder approval on June 17, 2003)

     1.     Purpose. The Ascential Software Corporation 1989 Outside Directors Stock Option Plan (the “Plan”) is established effective as of February 13, 1989 (the “Effective Date”) to create additional incentive for the outside directors of Ascential Software Corporation (formerly known as Informix Corporation) and any successor corporation thereto (collectively referred to as the “Company”), to promote the financial success and progress of the Company.

     2.     Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an “Option”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. All Options shall be nonqualified stock options. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3.     Eligibility and Type of Option. The Options may be granted only to directors of the Company who are not employees of the Company or any present or future parent and/or subsidiary corporations of the Company. Options granted to eligible directors of the Company (“Outside Directors”) shall be nonqualified stock options; that is, options which are not to be treated as having been granted under section 422(b) or section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be defined in the Code.

     4.     Shares Subject to Option. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the “Stock”), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be 2,600,000. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option.

     5.     Time for Granting Options. All Options shall be granted, if at all, within twenty (20) years from the Effective Date.

     6.     Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A and incorporated herein by reference (the “Option Agreement”), and shall comply with and be subject to the following terms and conditions:

          (a)     Automatic Grant of Options. Subject to execution by each Outside Director of the Option Agreement:

               (i)     On the Effective Date, any Outside Director who is a Class III director of the Company and who is not standing for reelection at the 1989 annual meeting of shareholders shall be granted an Option for five thousand (5000) shares of Stock.

               (ii)     Upon initial appointment to the Board, each Outside Director shall be granted an Option for twenty thousand (20,000) shares of Stock. One third of the shares subject to the Option will vest and become exercisable for each full year of the Outside Director’s continuous service as a director of the Company.

               (iii)     Each Outside Director shall be granted an Option for fifteen thousand (15,000) shares of Stock. One third of the shares subject to the Option will vest and become exercisable on each one year anniversary. One third of the shares subject to the Option will vest and become exercisable for each full year of the Outside Director’s continuous service as a director of the Company.

               (iv)     Upon re-election to the Board, each Outside Director shall be granted an Option for fifteen thousand (15,000) shares of Stock. One third of the shares subject to the Option will vest and become exercisable per year for each full year of the Outside Director’s continuous service as a director of the Company.

               (v)     Notwithstanding any other provision of the Plan, no Option shall be granted to any individual who is no longer serving as an Outside Director of the Company.

          (b)     Option Price. The option price per share for an Option shall be the fair market value as of the date of the grant, as determined by (i) the closing price of a share of the Company’s Stock on the principal exchange on which the shares of the Company’s Stock are then trading, if any, on such date, or, if shares were not traded on such date then on the next preceding trading day during which a sale occurred; (ii) if such Stock is not traded on an exchange but quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value established by the Board acting in good faith. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of the Code.

          (c)     Exercise Period of Options. An Option granted hereunder shall be exercisable for a term of ten (10) years; provided, however, that the option granted to James Koch on May 14, 1992 shall be exercisable until May 14, 2005.

          (d)     Payment of Option Price. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check, or cash equivalent.

          (e)     Shareholder Approval. Any Option granted pursuant to the Plan shall be subject to obtaining shareholder approval of the Plan at the first annual meeting of shareholders after the Effective Date. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Option granted on the Effective Date; provided, however, that the exercise of any such Option shall be subject to obtaining shareholder approval of the Plan.

     7.     Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option Agreement either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended stock option agreements shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of stock acquired by the Optionee on exercise of an Option in the event such Optionee’s service as a director of the Company is terminated for any reason.

     8.     Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     9.     Transfer of Control. A “Transfer of Control” shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a)     a merger, consolidation, or reorganization in which the shareholders of the Company before such merger, consolidation, or reorganization do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

          (b)     the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred);

          (c)     the direct or indirect sale or exchange by the shareholders of the Company of eighty percent (80%) or more of the then outstanding voting stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

          (d)     the liquidation or dissolution of the Company.

     Subject to any required action by the shareholders of the Company, in the event of a Transfer of Control, each Optionee shall have the right within a period commencing not more than thirty (30) days immediately prior to, and ending on the day immediately prior to, such Transfer of Control to exercise his outstanding Option(s) to the extent of all or any part of the aggregate number of shares subject to such Option(s).

     10.     Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11.     Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company’s shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above), and (b) no change in the class of persons eligible to receive nonqualified stock options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee.

EXECUTION

IN WITNESS WHEREOF, Ascential Software Corporation, by its duly authorized officer, has executed the Plan on the date indicated below.

ASCENTIAL SOFTWARE CORPORATION
By:
Name:
Title:

Preliminary Copy
Filed on April 18, 2003

Appendix E

[FORM OF PROXY]

ASCENTIAL SOFTWARE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 ANNUAL MEETING

     The undersigned hereby appoints Peter Gyenes, Robert C. McBride and Scott N. Semel, and each of them singly, as attorneys of the undersigned, with full power of substitution (the “Proxy Holders”), to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascential Software Corporation, to be held at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760, on Tuesday, June 17, 2003 at 10:00 a.m., local time, and at any continuation or adjournment thereof, with all the powers which the undersigned might have if personally present at the meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 5, 2003, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

See Reverse Side	See Reverse Side

[Reverse of Proxy]

[Ascential logo] C/O EQUISERVE TRUST COMPANY, N.A. P.O. BOX 8694 EDISON, NJ 08818-8694	THIS IS YOUR PROXY YOUR VOTE IS IMPORTANT

Voter Control Number
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Your vote is important. Please vote immediately.

	Vote-by-Internet			Vote-by-Telephone
1.	Log on to the Internet and go to http://www.eproxyvote.com/ascl	OR	1.	Call toll-free 1-877-PRX-Vote (1-877-779-8683)
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/ X /	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1.	Election of Class I Director Nominee: John J. Gavin, Jr.

FOR	WITHHELD
☐	☐

2.	Authorization of the Board of Directors, in its discretion, to amend the Company’s Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding shares of Common Stock at any time prior to the next annual meeting of stockholders.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	Approval of an amendment to the Company’s 1997 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares of Common Stock authorized for issuance under the ESPP from 8,000,000 to 9,000,000 (without giving effect to the proposed Reverse Split).

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	Approval of an amendment to the Company’s 1994 Stock Option and Award Plan (the “1994 Plan”) (i) prohibiting repricing of options issued under the 1994 Plan, (ii) increasing the number of shares of Common Stock authorized for issuance under the 1994 Plan from 24,000,000 to 33,000,000 (without giving effect to the proposed Reverse Split), and (iii) providing for the issuance of restricted stock in lieu of performance shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	Approval of an amendment to the Company’s 1989 Outside Directors Stock Option Plan (the “Director Plan”) increasing the number of shares of Common Stock authorized for issuance under the Director Plan from 1,600,000 to 2,600,000 (without giving effect to the proposed Reverse Split).

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the Proxy Holders are authorized to vote upon such other matter[s] which may properly come before the meeting and any adjournment[s] thereof.

This proxy will be voted as directed or, if no direction is indicated, will be voted “FOR” the election of the Class I Director nominee and “FOR” proposals 2, 3, 4, 5 and 6.

Mark here for address change and note at left ☐

Please date and sign exactly as your name or names appear hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. If shares are held by joint tenants or as community property, both should sign.

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